                                                                    EXHIBIT 10.3


                        CONTRIBUTION/PURCHASE AGREEMENT
                         AND JOINT ESCROW INSTRUCTIONS
                         -----------------------------

TO:  Chicago Title Insurance Company        Escrow No.:______________________
7616 LBJ Freeway, Suite 300                 Escrow Officer:  Sharon L. Cooper
Dallas, Texas  75251-1106                   Title Order No.:_________________
Attention:  Sharon L. Cooper                Title Officer:___________________

          THIS CONTRIBUTION/PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this 30th day of January, 1998 (the "Effective Date"), by and between the Sellers (hereinafter identified), and PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership ("Buyer"), with respect to the following with limited joinders by Prentiss Properties Trust, a Maryland real estate investment trust ("Company") and Prentiss Properties I, Inc., a Delaware corporation ("OP General Partner"):

                               R E C I T A L S :
                               - - - - - - - -

          A. The term "Sellers" or "Seller" used throughout this Agreement means the following persons:

               1. Donald P. Shiley and Darlene Vicki Shiley, as Co-Trustees of the D-D Shiley Trust established March 15, 1984 by Donald P. Shiley and Darlene Vicki Shiley, Trustors (the "D-D-Shiley Trust"), doing business as Shadowridge Plaza, which owns that certain land located in the City of Vista, County of San Diego, State of California, more particularly described as "Property No. 1" on Exhibit "A" attached hereto and
                                      -----------
     incorporated herein by this reference, together with all buildings located thereon commonly known as Shadowridge Plaza ("Building No. 1").

               2. Donald Pearce Shiley, as Trustee of the Shiley Family Trust (Trust B) dated July 14, 1972 (the "Shiley Family Trust"), Trustee, who owns that certain land located in the City of Irvine, County of Orange, State of California, more particularly described as "Property No. 2" on

     Exhibit "A", together with all buildings located thereon commonly known as
     -----------
     Sorin BioMedical Buildings ("Building No. 2").

               3. With respect to Shadowridge Business Center, a California limited partnership, ("Shadowridge"), the D-D-Shiley Trust as to a 15% general partner interest, F.M. (Bruce) Brusseau, Trustee of the F.M. (Bruce) Brusseau Trust established September 17, 1985 ("Bruce") as to a 16.25% general partner interest, Newport National Corporation, a California corporation ("NNC") as to a 2.5% general partner interest, Jeffry Brusseau ("Jeff") as to a 3.125% general partner interest, Scott Brusseau ("Scott") as to a 3.125% general partner interest, and Donald Pearce Shiley, as Trustee of Shiley Family Trust as to a 60% limited partner interest.

               4. With respect to Simpson Way Associates, a California limited partnership, Bruce as to a 50% general partner interest, the Shiley Family Trust as to a 33.333% limited partner interest, and Elliott Investment Company, L.P., a California limited partnership ("Elliott") as to a 16.667% limited partner interest.

               5. With respect to Sycamore Investments, a California general partnership, the Shiley Family Trust as to an 80% general partner interest, the D-D-Shiley Trust as to a 10% general partner interest, and Bruce as to a 10% general partner interest.

               6. With respect to Copperwood Leasing Company, a California limited partnership, the D-D-Shiley Trust as to a 10% general partner interest, Bruce as to a 24% general partner interest, NNC as to a 1% general partner interest, the D-D-Shiley Trust as to a 27.5% limited partner interest, and the Shiley Family Trust as to a 37.5% limited partner interest.

               7. With respect to Palomar Venture, a California limited partnership, Bruce as to a 4% general partner interest, NNC as to a 16% general partner interest, the D-D-Shiley Trust as to a 10% general partner interest, D. Kent Dahlke ("Dahlke") as to a 5% general partner interest, and the Shiley Family Trust as to a 65% limited partner interest.

               8. With respect to Rancho Bernardo Associates, a California general partnership, NNC as to a 37.5% general partner interest, the D-D-Shiley Trust as to a 50% general partner interest, Jeff as to a 6.25% general partner interest, and Scott as to a 6.25% general partner interest.

               9. With respect to Eastside Associates, a California limited partnership, Bruce as to an 8.5% general partner interest, NNC as to a 23% general partner interest, Jeff as to a 4.25% general partner interest, Scott as to a 4.25% general partner interest, the D-D-Shiley Trust as to a 20% general partner interest, and the Shiley Family Trust as to a 40% limited partner interest.

               10. With respect to The Campus, LLC, a California limited liability company, Bruce as to a 3.85% membership interest, NNC as to a 22.4% membership interest, the D-D-Shiley Trust as to a 65% membership interest, Jeff as to a 4.2% membership interest, and Scott as to a 4.55% membership interest.

               11. As to La Terraza Associates, a California general partnership, NNC as to a 40% general partner interest, and the Shiley Family Trust as to a 60% general partner interest.

          Each of the persons, trusts and other entities identified above in Paragraphs 1 through 11 are referred to herein from time to time collectively as "Seller." The entities identified above in Paragraphs 3 through 11 are referred to herein from time to time collectively as "Partnerships". The term "Seller" as used herein may from time to time mean one owner with respect to the property that it owns. The Sellers identified as D-D-Shiley Trust and the Shiley Family Trust in Paragraphs 1 and 2 above are referred to collectively from time to time herein as the "Shiley Entities". The Sellers identified in Paragraphs 3 through 11 as Bruce, Jeff, Scott, Dahlke, Elliott and NNC are referred to collectively from time to time herein as the "NNC Entities". The land identified herein as Properties No. 1 and 2 inclusive are referred to collectively in this Agreement from time to time as the "Shiley Land." The improvements identified as Buildings No. 1 and 2 inclusive are referred to collectively in this Agreement from time to time as the "Shiley Buildings." The Land owned by the Partnerships identified in Paragraphs 3 through 11, and described on Exhibit "A" attached hereto and incorporated
                             -----------
herein, is referred to collectively in this Agreement from time to time as the "Partnership Land". The Improvements owned by the Partnerships identified in Paragraphs 3 through 11 are referred to collectively in this Agreement from time to time as the "Partnership Buildings".

          B. The Shiley Entities desire to sell and convey to Buyer for cash the following (collectively, the "Shiley Interests"):

               1. The "Shiley Land", together with the Shiley Buildings and all associated parking garages and areas, and all other improvements located on the Shiley Land (collectively, the "Shiley Improvements");

               2. All of the Shiley Entities' interest in all rights, privileges, easements and appurtenances benefiting the Shiley Land and/or the Shiley Improvements, including, without limitation, all mineral and water rights and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Shiley Land and/or the Shiley Improvements (the Shiley Land, the Shiley Improvements and all such rights, privileges, easements and appurtenances are sometimes collectively hereinafter referred to as the "Shiley Real Property");

               3. All of the Shiley Entities' interest, as landlord, in and to all leases, subleases, licenses and other occupancy agreements affecting any portion of the Shiley Real Property (collectively, the "Shiley Leases");

               4. All personal property, equipment, supplies and fixtures (collectively, the "Shiley Personal Property") owned by the Shiley Entities, located at and used in the operation of the Shiley Real Property and described on Exhibit "A-1" attached hereto; and
                      -------------

               5. All of the Shiley Entities' interest in any intangible property appurtenant to the foregoing, including, without limitation, contract rights, warranties, guaranties, licenses, permits, entitlements, plans (including, without limitation, plans or permits relating to seismic retrofitting), governmental approvals and certificates of occupancy which benefit the Shiley Real Property and/or the Shiley Personal Property (the "Shiley Intangible Personal Property"). The Shiley Real Property, the Shiley Personal Property, the Shiley Entities' interest as landlord under the Shiley Leases, and the Shiley Intangible Personal Property are collectively hereinafter referred to as the "Shiley Property."

               6. All of the Shiley Entities' rights, title and interest in and to the Partnerships (the "Shiley Partnership Interests").

          C. The NNC Entities desire to contribute all of their right, title and interests in and to the Partnerships (collectively the "NNC Interests") to Buyer in exchange for cash or Units, and Buyer desires to acquire the NNC Interests in the Partnerships from the NNC Entities upon the terms and conditions hereinafter set forth.

          D. Upon completion of the acquisition of the Shiley Entities interests in the Partnerships, and the NNC Entities interests in the Partnerships, Buyer will own all of the outstanding Partnership interests and it is anticipated that the Partnerships will concurrently therewith dissolve pursuant to state law. In order to reflect the transfer of fee title from the Partnerships to Buyer upon the dissolution of the Partnerships, the Partnerships shall deliver a grant deed to Buyer conveying the Partnership Real Property (hereinafter defined) to Buyer. Upon the dissolution of the Partnerships, the Buyer will receive the following:

               1. The Partnership Land, together with the Partnership Buildings and all associated parking garages and areas, and all other improvements located on the Partnership Land (collectively, the "Partnership Improvements");

               2. All of the Partnerships' interest in all rights, privileges, easements and appurtenances benefiting the Partnership Land and/or the Improvements, including, without limitation, all mineral and water rights and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Partnership Land and/or the Partnership Improvements (the Partnership Land, the Partnership Improvements and all such rights, privileges, easements and appurtenances are sometimes collectively hereinafter referred to as the "Partnership Real Property");

               3. All of the Partnerships' interest, as landlord, in and to all leases, subleases, licenses and other occupancy agreements affecting any portion of the Partnership Real Property (collectively, the "Partnership Leases");

               4. All personal property, equipment, supplies and fixtures (collectively, the "Partnership Personal Property") owned by the Partnerships, located at and used in the operation of the Partnership Real Property and described on Exhibit "A-1" attached hereto; and
                               -------------

               5. All of the Partnerships' interest in any intangible property appurtenant to the foregoing, including, without limitation, contract rights, warranties, guaranties, licenses, permits, entitlements, plans (including, without limitation, plans or permits relating to seismic retrofitting), governmental approvals and certificates of occupancy which benefit the Partnership Real Property and/or the Partnership Personal Property (the "Partnership Intangible Personal Property"). The Partnership Real Property, the Partnership Personal Property, the Partnerships' interest as landlord under the Partnership Leases, and the Partnership Intangible Personal Property are collectively hereinafter referred to as the "Partnership Property."

          E. The Shiley Improvements and the Partnership Improvements are collectively referred to as the "Improvements"; the Shiley Land and the Partnership Land are collectively referred to as the "Land". The Partnership Buildings and the Shiley Buildings are collectively referred to as the "Buildings". The Shiley Real Property and the Partnership Real Property are collectively referred to as the "Real Property". The Partnership Leases and the Shiley Leases are collectively referred to as the "Leases". The Partnership Personal Property and the Shiley Personal Property are collectively referred to as the "Personal Property". The Shiley Intangible Personal Property and the Partnership Intangible Personal Property are collectively referred to as the "Intangible Personal Property". The Real Property, the Personal Property, the Seller's Interests as Landlord under the Leases and the Intangible Personal Property are collectively referred to herein as the "Property".

                              A G R E E M E N T :
                              - - - - - - - - -

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Chicago Title Company ("Escrow Holder") with regard to the escrow ("Escrow") created pursuant hereto are as follows:

     1.  Purchase and Sale of Shiley Interests and Contribution of NNC
         -------------------------------------------------------------
Interests.  The Shiley Entities hereby agree to sell the Shiley Interests to
---------
Buyer, and Buyer hereby agrees to purchase the Shiley Interests from the Shiley Entities, upon the terms and conditions herein set forth. The NNC Entities hereby agree to contribute the NNC Interests to Buyer and Buyer agrees to acquire the NNC Interests for Units (as defined in Paragraph 24 hereof) and cash from the Buyer upon the terms and conditions herein set forth.

     2.  Purchase Price.
         --------------

               (a) General.  Subject to adjustment as provided for in this
                   -------
     Agreement, the contribution price ("Purchase Price") (i) for all of the Property (other than Property No. 2) and the Partnerships (other than the Property No. 7 Partnership Interests) shall be Fifty-Two Million Five Hundred Thousand and 00/00 Dollars ($52,500,000.00) (ii) for Property No. 2 is Nine Million One Hundred and Twenty-Five Thousand and 00/00 Dollars ($9,125,000.00) and (iii) for the Property No. 7 Partnership Interests is Six Million Three Hundred Seventy-Five Thousand and 00/00 dollars ($6,375,000).

               (b) Adjustments.  Buyer acknowledges that the Property owned by
                   -----------
     Palomar Venture ("Property No. 7") (commonly known as 5399 and 5999 Avenida Encinas, Carlsbad, California), is subject to a right of purchase by a third party ("Third Party") pursuant to a right of first refusal. No later than five (5) business days prior to the

     Close of Escrow, Seller shall notify Buyer, in writing, whether Property No. 7 is no longer subject to the right of first refusal and is intended to be conveyed to Buyer upon the Close of Escrow.

                    (i) If Seller notifies Buyer in writing that Property No. 7 is intended to be conveyed to Buyer as of the Close of Escrow, Seller shall be required to provide to Buyer, together with such written notice, documents evidencing that the Third Party's right of first refusal relating to Property No. 7 has fully terminated, including, but not limited to, a written termination waiver and release, executed by the Third Party in a form acceptable to Buyer in its sole and absolute discretion, waiving and releasing all such purchase rights (collectively, the "Waiver Evidence"). If Buyer provides Seller with written notice that it is satisfied with the Waiver Evidence, then the Shiley Partnership Interest and the NNC Interest relating to Property No. 7 will be sold or contributed respectively, to Buyer upon the Close of Escrow, and the Purchase Price shall include the Six Million Three Hundred Seventy-Five Thousand and 00/100 Dollars ($6,375,000.00) allocated to the Property No. 7 Partnership Interests. If Buyer is not satisfied with the Waiver Evidence in its sole discretion, then Buyer may at its sole option elect, prior to the Close of Escrow to exclude the Shiley Partnership Interest and the NNC Interest relating to Property No. 7 from the Close of Escrow, and the Close of Escrow for only Property No. 7 shall be delayed as provided for below.

                    (ii) If Seller notifies Buyer that Property No. 7 will not be conveyed to Buyer as of the Close of Escrow, or if Buyer does not approve of the Waiver Evidence and elects to exclude the Property No. 7 in its sole discretion from the Close of Escrow, then in either case, the Close of Escrow shall occur on all of the Property other than Property No. 7, and Buyer shall have the rights and Seller shall have the obligations set forth in subparagraph (iii) below.

                    (iii) In the event Property No. 7 is excluded from the Close of Escrow pursuant to Section (i) or (ii) above, and Seller subsequently delivers the Waiver Evidence together with an updated Estoppel Certificate from Third Party for its lease affecting Property No. 7 (both of which shall be satisfactory to Buyer in its sole and absolute discretion) to Buyer on or before sixty (60) days after the Close of Escrow for the other Property, then the Close of Escrow for Property No. 7 shall occur ten (10) business days after Buyer's approval of the Waiver Evidence provided that all conditions for Buyer's benefit to the conveyance of such Property No. 7 are satisfied including, but not limited to, Paragraphs 7(a)(i), 7(a)(iv), 7(a)(v), 7(a)(vii), and 7(a)(viii) of the Agreement. However, in the event Buyer does not receive the Waiver Evidence in a form satisfactory to Buyer in its sole discretion on or before sixty (60) days after the Close of Escrow for the other Properties, then Buyer shall not have any further obligations under this Agreement in connection with Property No. 7.

     3.  Payment of Purchase Price.  The Purchase Price for the Property shall
         -------------------------
     be payable by Buyer as follows:

               (a) Deposit.  Two (2) business days after the Effective Date,
                   -------
     Buyer shall deposit with Escrow Holder the sum of Two Hundred Fifty Thousand and 00/00 Dollars ($250,000.00) (the "Deposit"). The Deposit shall be nonrefundable to Buyer in the event this Agreement and the Escrow are canceled unless (i) Buyer terminates this Agreement pursuant to Paragraphs 7(a)(vii), 7(a)(viii) or 16 hereof or (ii) Buyer terminates this Agreement because of a material breach by Seller of its obligations under this Agreement including, but not limited to, Seller's failure to convey the Property to Buyer as provided herein, and in which events the Deposit and all accrued interest thereon shall be refunded to Buyer upon the termination of this Agreement.

               (b)  Units.
                    -----

                    (i) An allocable portion of the Purchase Price for each Partnership shall be paid to Seller by issuing Units or cash to the NNC Entities based upon the portion of the Purchase Price for each Partnership that is allocable to the interests of all of the partners or members of the NNC Entities as set forth on Exhibit "L". The
                                                         -----------
          number of Units to be issued shall be set forth on Exhibit "M",
                                                             ------------
          attached hereto and incorporated herein, which shall provide and does provide for Seller receiving a 5% premium (in addition to and not as a reduction of the balance of the Purchase Price) (i.e., the Units
                                                           ----
          issued shall have the value of one hundred five percent (105%) of the amount of cash otherwise payable), with each Unit having a value equal to Twenty-Seven and 59/00 Dollars ($27.59) which was determined as being the average of the closing sales price of the common shares of beneficial interest of the Company (the "Common Shares") on the New York Stock Exchange for the 10 trading days from January 14, 1998 through January 28, 1998.

                    (ii) The portion of the Purchase Price allocable to the Partnership interests of the Shiley Entities and the Shiley Property, as set forth on Exhibit "L", shall be paid in cash.
                          -----------

                    (iii) To the extent that Seller receives all or a portion of the Purchase Price in the form of Units, the parties agree that Seller's receipt of Units as contemplated by this Agreement shall be reported, for federal income tax purposes, as a contribution by Seller of all or a portion of the Property, as applicable, to the capital of the Operating Partnership (as defined in Paragraph 24 hereof) in exchange for the Units pursuant to Section 721 of the Internal Revenue Code of 1986, as amended.

               (c) Closing Funds.  On the Close of Escrow, Buyer shall deposit
                   -------------
     or cause to be deposited with Escrow Holder, in Immediately Available Funds, the balance of the cash portion of the Purchase Price (i.e., the
                                                                   ----
     Purchase Price less then amounts provided for in paragraphs (a) and (b) above and elsewhere in this Agreement) plus or minus Buyer's share of closing costs, prorations and charges payable pursuant to this Agreement.

     4.  Escrow.
         ------

               (a) Opening of Escrow.  For purposes of this Agreement, the
                   -----------------
     Escrow shall be deemed opened on the date Escrow Holder shall have received a fully executed original or originally executed counterparts of this Agreement from both Buyer and Seller (such date being referred to hereinafter as the "Opening of Escrow").

               (b) Close of Escrow.  For purposes of this Agreement, subject to
                   ---------------
     the terms of Paragraph 2(b) and Paragraph 4(c) of this Agreement, the "Close of Escrow" shall be the date that all of the grant deeds, the forms of which are attached hereto as Exhibit "B" (collectively, the "Grant
                                     -----------
     Deeds"), conveying the Real Property, other than Property No. 2, to Buyer (including the Grant Deeds from the Partnerships to Buyer), are recorded in the Official Records of the county in which each respective parcel of Land is located (the "Official Records"). Subject to the terms of Paragraph 2(b) of this Agreement, if all the Grant Deeds are not recorded on the same day, then the Close of Escrow shall be on the day that the last Grand Deed is so recorded. Unless extended in writing by Buyer and the Sellers, the Close of Escrow shall occur on or before February 5, 1998 (the "Closing Date"). The Sellers shall deliver possession of the Property to Buyer upon the Close of Escrow, subject only to the "Approved Condition of Title" (as defined in Paragraph 5 below).

               (c) Close of Escrow for Property No. 2.  For purposes of this
                   ----------------------------------
     Agreement, the "Close of Escrow" for Property No. 2 shall be the date that the Grant Deed, the form of which is attached hereto as Exhibit "B",
                                                             -----------
     conveying Property No. 2 to Buyer, is recorded in the Official Records in the County in which Property No. 2 is located. Unless extended in writing by Buyer and Sellers, the Close of Escrow for Property No. 2 shall occur on the date which is sixty (60) days after the Close of Escrow for the other Properties (the "Property No. 2 Closing Date"). The Seller shall deliver possession of Property No. 2 to Buyer upon the Close of Escrow for Property No. 2, subject only to the Approved Condition of Title.

               (d) Other.  All references in this Agreement to "Close of Escrow"
                   -----
     shall include the Close of Escrow for each respective Property to the extent that the same occur after the Close of Escrow for the other Properties, whether or not expressly stated (for example, each of the conditions set forth in Paragraph 7 of this Agreement, which are to be satisfied as of the Close of Escrow, shall be satisfied as of the respective Close of Escrow for each property including Property No. 2 and Property No. 7).

     5.  Condition of Title.  It shall be a condition to the Close of Escrow for
         ------------------
Buyer's benefit (which Buyer may waive in its sole and absolute discretion) that title to the Real Property be conveyed to Buyer by the Shiley Entities and the Partnerships by the Grant Deed subject only to the following approved condition of title ("Approved Condition of Title"):

               (a) a lien to secure payment of real estate taxes and assessments, not delinquent;

               (b) the lien of supplemental taxes assessed pursuant to Chapter
     3.5 commencing with Section 75 of the California Revenue and Taxation Code ("Code") (but not any delinquent supplemental taxes);

               (c) matters affecting the Real Property created by or with the written consent of Buyer; and

               (d) exceptions which are disclosed by the Title Report described in Paragraph 7(a)(i) hereof and which are approved or deemed approved by Buyer in accordance with such Paragraph 7(a)(i).

          The Sellers covenant that, during the term of the Escrow, they will not intentionally cause title to the Real Property to differ from the Approved Condition of Title described in this Paragraph 5, provided that the Sellers shall have no obligation to remove any liens or other encumbrances affecting title to the Property except for liens evidencing monetary encumbrances (other than nondelinquent real property taxes and assessments) which the Sellers shall cause to be removed as of the Close of Escrow. Any liens, encumbrances, encroachments, easements, restrictions, conditions, covenants, rights, rights-of-way or other matters affecting the Approved Condition of Title which may appear of record or be revealed after the date of the Title Report described in Paragraph 7(a)(i) below shall also be subject to Buyer's approval as a condition to the Close of Escrow for Buyer's benefit.

     6.  Title Policy.  It shall be a condition to the Close of Escrow for
         ------------
Buyer's benefit (which Buyer may waive in its sole and absolute discretion) that the "Title Company" (as defined in Paragraph 7(a)(i) hereof) is prepared to issue its ALTA (Form B 1970) Owner's Extended Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price, showing title to the Real Property vested in Buyer (or its assignee provided that any assignment shall not affect the issuing of Units provided for in this Agreement), subject only to the Approved Condition of Title and with such endorsements as are reasonably requested by Buyer. If the Title Company does not commit to issue a Title Policy for each Property by the Close of Escrow, Buyer may elect to terminate this Agreement.

     7.  Conditions to Close of Escrow.
         -----------------------------

               (a) Conditions to Buyer's Obligations.  The Close of Escrow and
                   ---------------------------------
     Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions (or Buyer's written waiver thereof, it being agreed that Buyer may waive in writing any or all of such conditions) for Buyer's benefit on or prior to the dates designated below for the satisfaction of such conditions.
     Whether or not Buyer terminates this Agreement and the Escrow due to the nonsatisfaction of any such conditions, Buyer shall not be entitled to the return of the Deposit and all interest accrued thereon except in accordance with the provisions of Paragraph 3(a) above.

                    (i) Title.  Buyer shall have the right to review and approve
                        -----
          or disapprove, in its reasonable discretion, the legal description of the Land and any matters of title as disclosed by the following documents ("Title Documents") to be delivered to Buyer at the Seller's sole cost and expense: a CLTA title commitment issued by Chicago Title Company (the "Title Company") with respect to each Property (the "Title Report"), together with legible copies of the underlying documents relating to the Schedule B exceptions set forth in such title commitment. Buyer acknowledges that Seller has caused the Title Company to deliver the Title Documents to Buyer. Buyer has obtained, at its sole cost and expense, a survey of each Property. Buyer has had until the Effective Date to give the Sellers and Escrow Holder written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of the legal description or any matters shown in the Title Documents or the survey. The failure of Buyer to give Buyer's Title Notice on or before the Effective Date shall be deemed to constitute Buyer's approval of the legal description and all of the Title Documents.

                    If Buyer disapproves or conditionally approves any matters of title shown in the Title Documents, the Sellers shall give Buyer written notice (which shall hereinafter be referred to as "Seller's Title Notice"), within three (3) days of its receipt of Buyer's Title Notice, of those matters of title disclosed on the Title Documents that have not been approved by Buyer pursuant to this Paragraph 7(a)(i) which of the Sellers covenants and agrees to either eliminate from the Title Policy as exceptions to title to the Property or to ameliorate to Buyer's satisfaction by the Closing Date as a condition to the Close of Escrow for Buyer's benefit. If the Sellers do not elect in Seller's Title Notice to eliminate or ameliorate any disapproved or conditionally approved matters as provided above, or if Buyer disapproves, in Buyer's sole discretion, Seller's Title Notice, then Buyer shall have the right, by a writing delivered to the Sellers and Escrow Holder within two (2) days of Buyer's receipt of Seller's Title Notice, to (A) waive its prior disapproval, in which event said disapproved matter(s) shall be deemed approved, or (B) terminate this Agreement and the Escrow created pursuant hereto, in which event the Deposit shall be immediately delivered to Seller, and this Agreement, the Escrow and the rights and obligations of the parties hereunder shall terminate. If the Sellers fail to timely deliver Seller's Title Notice, then the Sellers will be deemed to have elected not to eliminate or ameliorate to Buyer's satisfaction any disapproved or conditionally approved matters set forth in Buyer's Title Notice on or before the Close of Escrow.

               Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby disapproves all liens evidencing monetary encumbrances (other than liens for non-delinquent real property taxes or assessments), and the Sellers agree to cause all such liens to be eliminated at the Sellers' sole cost and expense (including all prepayment penalties and charges) prior to or concurrently with the Close of Escrow. In the event any additional matters encumber the Property which are set forth in any amendment or a supplement to the Title Documents ("Supplemental Title Documents"), Buyer shall give the Sellers and Escrow Holder written notice ("Buyer's Supplemental Title Notice") of

     Buyer's disapproval or conditional approval of any matters shown on the Supplemental Title Documents on or before the date which is three (3) business days after Buyer's receipt of the Supplemental Title Documents. The Sellers may elect to eliminate or ameliorate any disapproved or conditionally approved matters relating to the Supplemental Title Documents, and Buyer may elect to waive its prior disapproval of such matters or terminate this Agreement in accordance with the time periods and provisions set forth herein.

               The parties acknowledge that the property located in Tucson, Arizona owned by Eastside Associates is subject to a right of way easement dated March 25, 1987 granted by Eastside Associates in favor of Tucson Gas and Electric (the "Utility Company"), recorded April 1, 1987 in the official records of Pima County, Arizona at Docket 8004, Page 868
     (the "Easement"). Seller has discovered that the utility lines of the Utility Company are not within the Easement, but are located in another portion of the subject property. Notwithstanding anything in this Agreement to the contrary, as an obligation which survives the Close of Escrow, Seller, at its sole cost and expense, shall be responsible for causing the Easement to be abandoned by the Utility Company in its present location in a manner acceptable to Buyer in its reasonable discretion.
     Such abandonment shall occur on or before ninety (90) days after the Close of Escrow. Buyer agrees to cooperate with Seller in the granting of a new easement, without any cost or expense to Buyer. In order to secure Seller's performance of its obligation under this subparagraph to have the Easement abandoned and a new easement recorded within ninety (90) days after the Close of Escrow, the parties agree that Escrow Holder shall retain as of the Close of Escrow, Twenty-Five Thousand Dollars ($25,000.00) of the Purchase Price which shall be released in accordance with instructions approved by Buyer, which instructions shall authorize the disbursement of the $25,000.00 to Seller only in the event the abandonment of the Easement is fully completed and a new easement, in a form reasonably acceptable to Buyer, is recorded in a location approved by Buyer in its reasonable discretion on or before ninety (90) days after the Close of Escrow. Such escrow instructions shall also provide that if such matters are not completed within such ninety (90) day period, the $25,000.00 shall immediately be returned to Buyer without the need of further instructions.

                    (ii) Review and Approval of Documents and Materials. Seller
                         ----------------------------------------------
          has made available to Buyer at the offices of Newport National Corporation in Carlsbad, California, (A) the documents, materials and contracts respecting the Property set forth on Exhibit "A-2" attached
                                                         ------- -----
          hereto, or (B) such other documents in Seller's possession or control which relate to the Property which Buyer shall reasonably request (collectively, the "Documents and Materials"). Buyer may make copies of the Documents and Materials, but Seller shall have no obligation to provide Buyer with copies. Subject to the terms of Paragraph 25 hereof, Buyer shall have the right to review and approve or disapprove, in its sole and absolute discretion, any or all of the Documents and Materials for all of the Properties prior to the Effective Date. The failure of Buyer to give Seller written notice of its approval of all of the Documents and Materials on or before the Effective Date shall be deemed to constitute Buyer's approval thereof.

                    (iii)  Inspections and Studies.  Prior to the Effective
                           -----------------------
          Date, Buyer has had the right to approve or disapprove, in Buyer's sole and absolute discretion, the results of any and all inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations; architectural inspections; engineering tests; soils, seismic and geologic reports; inspections of all or any portion of the Improvements (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities); inspections, investigations, tests and studies with respect to the environmental condition of the Property; and any other physical inspections and/or investigations as Buyer may elect to make or obtain. Subject to the terms of Paragraph 25 hereof, the failure of Buyer to give Seller written disapproval of said results on or prior to the Effective Date shall be deemed to constitute Buyer's approval thereof.

               During the term of this Escrow, Buyer, its agents, consultants, contractors and subcontractors shall have the right to enter upon the Real Property (subject to the terms of the Leases) to conduct environmental tests, inspect the Improvements, monitor and inspect the construction activities at the Property, if any, and to conduct or make any and all inspections and tests (including, without limitation, environmental assessments of the Land, Buildings and Improvements and structural assessments of the Buildings and Improvements) as may be necessary or desirable in Buyer's discretion, provided that such inspections and tests do not materially interfere with the tenants' use or enjoyment of the Property. Prior to the exercise of the right of entry, and at all times while Buyer or its agents are present upon the Real Property, Buyer shall arrange for, keep and maintain in full force and effect a policy of commercial general liability insurance with a per occurrence limit of not less than $1,000,000 and an aggregate single limit of at least $1,000,000. Buyer hereby indemnifies, agrees to defend, and holds Seller and the Property harmless from and against any and all costs, losses, damages, liabilities, liens, claims and expenses arising out of or resulting from such entry by Buyer or its agents, consultants, contractors and subcontractors. Buyer agrees to return the Property to substantially the same condition in which the Property was prior to Buyer's making any inspection.

                    (iv) Representations, Warranties and Covenants of Seller.
                         ---------------------------------------------------
          Seller shall have duly performed each and every covenant and agreement to be performed by Seller pursuant to this Agreement as of the Close of Escrow, and Seller's representations, warranties and covenants set forth in Paragraph 14(a) hereof shall be true and correct in all material respects as of the Close of Escrow.

                    (v) No Material Changes.  As of the Close of Escrow, there
                        -------------------
          shall have been no material adverse changes in the physical condition of the Property from and after the Opening of Escrow.

                    (vi) Tenant Estoppel Certificates.  No later than five (5)
                         ----------------------------
          business days prior to the Close of Escrow, Seller shall have obtained and delivered to Buyer a tenant estoppel certificate disclosing no material defaults or material deferred maintenance under the Leases and otherwise consistent with the Rent Roll for each Property ("Estoppel Certificate"), substantially in the form attached hereto as Exhibit
                                                                      -------
          "C", duly executed by seventy-five percent (75%) of all tenants
          ---
          occupying a premises which exceeds 2,300 rentable square feet (as shown on the Rent Roll) and in all events from tenants occupying no less than fifty percent (50%) of the rentable square footage of all the Properties. Each Estoppel Certificate shall be dated not earlier than sixty-five (65) days prior to Close of Escrow. Buyer's failure to approve or disapprove the Estoppel Certificates (or any one of them), as determined in Buyer's reasonable discretion, prior to the Close of Escrow shall be deemed to constitute Buyer's approval thereof. Seller shall use its commercially reasonable efforts to obtain the Estoppel Certificates from the tenants and hereby grants Buyer the right to communicate with any tenant under the Leases in connection with the Estoppel Certificates. Such commercially reasonable efforts shall not be construed to require Seller to threaten or initiate litigation, grant any concession or pay any consideration.

                    (vii)  Unit Recipient Certifications.  No later than one (1)
                           -----------------------------
          business day prior to the Close of Escrow, each Unit Recipient shall deliver to Buyer a written statement wherein it shall represent, warrant and covenant as follows:

                         (A) Unit Recipient is an "accredited investor" within
               the meaning of Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Unit Recipient understands the risks of, and other considerations relating to, the acquisition of the Units. Unit Recipient, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in the Units, (i) has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type, that it is capable of evaluating the merits and risks of an investment in the Operating Partnership and of making an informed investment decision, (ii) is capable of protecting its own interests or has engaged representatives or advisors to assist it in protecting its interests and (iii) is capable of bearing the economic risk of such investment.

                         (B) The Units to be issued to each Unit Recipient will
               be acquired by each Unit Recipient for its own account for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein until the Units are redeemed for Common Stock of the Company following the lock-up period specified in the Registration Rights Agreement in accordance with the Partnership Agreement. Unit Recipient shall confirm that all documents, records, and books pertaining to investment in the Operating Partnership and requested by Unit Recipient have been made available or delivered to Unit Recipient. Unit Recipient has had an opportunity to ask questions of and receive answers from the Operating Partnership, or from a person or persons acting on the Operating Partnership's behalf, concerning the terms and conditions of the transaction contemplated by this Agreement and its acquisition of Units. Unit Recipient has relied upon, and is making its investment decisions, solely upon such information as has been provided to Unit Recipient by the Operating Partnership. Unit Recipient was not formed for the specific purpose of acquiring an interest in the Operating Partnership.

                         (C) Unit Recipient acknowledges that (i) the Units to
               be issued to Unit Recipient have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws, (ii) the Operating Partnership's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of Unit Recipient referred to herein, and in the Prospective Subscriber Questionnaires delivered to Buyer pursuant to Paragraph 13(a)(ix) hereto, (iii) such Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (iv) there is no public market for such Units, and (v) the Operating Partnership has no obligation or intention to register such Units for resale under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws. Unit Recipient hereby acknowledges that because of the restrictions on transfer or assignment of such Units to be issued hereunder which are set forth in this Agreement and in the Partnership Agreement, Unit Recipient may have to bear the economic risk of the investment commitment evidenced by this Agreement and any Units acquired hereby for an indefinite period of time, and that, under the terms of the Partnership Agreement of the Operating Partnership, as it will be in effect on the Closing Date, Units will not be exchangeable at the request of the holder thereof for cash or Common Shares of the Company prior to the first (1st) anniversary of their issuance.

                         (D) The address of Unit Recipient's residence or
               principal place of business, as applicable, shall be set forth, together with a statement as to whether such Unit Recipient has any present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which it present principal place of business or residence, as applicable, is sited.

                    (viii)  Offering of Units.  There shall have been no change
                            -----------------
          in any securities or related law, regulation or interpretation, nor any change in any Unit Recipient's status as an "accredited investor" under the Securities Act, that would render consummation of the conveyance of any portion of the Property for Units as contemplated by this Agreement a violation of any such laws, regulation or interpretations thereof. The representations and warranties of each Unit Recipient contained in this Agreement and in the Prospective Subscriber Questionnaire shall be true and correct as of the Close of Escrow.

               (b) Conditions to Seller's Obligations.  For the benefit of
                   ----------------------------------
     Seller, the Close of Escrow shall be conditioned upon both of the following occurring prior to or concurrently with the Close of Escrow: (i) the timely performance by Buyer of all of the obligations required by the terms of this Agreement to be performed by Buyer (or Seller's waiver thereof, it being agreed that Seller may waive such condition); and (ii) Buyer's representations and warranties set forth in Paragraph 14(b) hereof shall be true and correct in all material respects as of the Close of Escrow.

     8.  Deposits by Seller.  At least one (1)  business day prior to the Close
         ------------------
of Escrow for the respective Properties, Seller shall deposit or cause to be deposited with Escrow Holder for each Property the following documents and instruments (except for the items listed in subparagraphs (b), (d) and (i), which Seller shall cause to be delivered to Buyer outside of the Escrow on or before the Close of Escrow):

               (a) Grant Deed.  The Grant Deed conveying the Shiley Real
                   ----------
     Property to Buyer, duly executed as appropriate by the Shiley Entities, acknowledged and in recordable form in the form attached hereto as Exhibit "B";
     ------- ---

               (b) Leases.  The original Leases (and originals of all amendments
                   ------
     thereto) or correct copies of such documents to the extent originals are not in Seller's possession;

               (c) Tenant Lease Assignment.  Tenant Lease Assignment
                   -----------------------
     ("Assignment of Leases"), duly executed by the Shiley Entities, in the form attached hereto as Exhibit "D", pursuant to which the Shiley Entities shall
                        -----------
     assign to Buyer all of the Shiley Entities' right, title and interest in and to the Shiley Leases;

               (d) Contracts.  Any and all original management contracts,
                   ---------
     maintenance contracts, service contracts, reciprocal easement agreements, if any, and any other contracts or agreements affecting or relating to the leasing, ownership, operation, maintenance, construction or development of the Property (collectively, the "Contracts") which may remain in effect following the Close of Escrow and all warranties related thereto, if any, which Buyer has approved and elected to assume in accordance with Paragraph 7(a) hereof, including, without limitation, any and all operating manuals for all building systems and components to the extent the same are in Seller's possession;

               (e) Assignment of Contracts and Assumption Agreement.  Assignment
                   ------------------------------------------------
     of Contracts and Assumption Agreement ("Assignment of Contracts"), duly executed by the Shiley Entities, in the form attached hereto as
     Exhibit "E", pursuant to which the Shiley Entities shall assign to Buyer
     -----------
     all of Shiley Entities' right, title and interest in, under and to the Contracts relating to the Shiley Properties, and Buyer has approved and elected to assume any and all warranties relative thereto;

               (f) Bill of Sale.  Bill of Sale ("Bill of Sale"), duly executed
                   ------------
     by the Shiley Entities, in the form attached hereto as Exhibit "F",
                                                            -----------
     conveying all of the Shiley Entities' right, title and interest in and to the Shiley Personal Property;

               (g) Tenant Letters.  A letter signed by Seller, addressed to the
                   --------------
     tenants advising the tenants of the sale herein to Buyer and directing that all future rent payments and other charges are to be forwarded to Buyer at an address to be supplied by Buyer;

               (h) Transferor's Certification of Non-Foreign Status.  The
                   ------------------------------------------------
     Transferor's Certification of Non-Foreign Status in the form attached hereto as Exhibit "G", duly executed by Seller ("FIRPTA Certificate");
               -----------

               (i) Permits, Entitlements and the Like.  Any and all original
                   ----------------------------------
     building and development permits, certificates of occupancy, utility will serve letters, use permits and other governmental approvals and/or entitlements relative to the Property, to the extent the same are in Seller's possession;

               (j) General Assignment.  General Assignment ("General
                   ------------------
     Assignment"), duly executed by the Shiley Entities, in the form attached herein as Exhibit "H", conveying all of the Shiley Entities' right, title
               -----------
     and interest in and to the Shiley Intangible Personal Property; and

               (k) UCC.  A current certified UCC Report showing no financing
                   ---
     statements by Seller or Partnerships as debtor covering the Property (Seller shall deliver copies of the same to Buyer no less than two (2) days prior to the Close of Escrow).

               (l) Limited Partner Signatures.  A limited partner signature page
                   --------------------------
     to the Partnership Agreement ("LP Signature Page") in substantially the form attached hereto as Exhibit "N" executed by each Unit Recipient.
                             -----------

               (m) Assignment of Partnership Interests.  A Bill of Sale and
                   -----------------------------------
     Assignment of Partnership or Limited Liability Company Interests ("Assignment of Interests") in the form attached hereto as Exhibit "Q",
                                                                -----------
     duly executed by Seller.

               (n) Partner's Guarantees.  Partner's Guarantee, in the form
                   --------------------
     attached hereto as "Exhibit "R" executed by the NNC Entities.
                        ------------

               (o) Evidence of Good Standing.  Certificates of good standing (or
                   -------------------------
     certificates of existence for each general partnership) issued by the California Secretary of State, dated within thirty (30) days of the Close of Escrow, for each of the Partnerships.

               (p) Partnership Amendments.  Documents necessary to convey, or
                   ----------------------
     reflect the conveyance of, the Shiley Partnership Interests and the NNC Interests (as defined in Recital "C" of this Agreement), including, but not limited to, a Form LP-2 for the limited partnerships, a Statement of Amendment for the general partnerships, duly executed by the appropriate parties, for each of the Partnerships (collectively, the "Partnership Amendments").

               (q) Other Instruments.  Such other instruments and documents as
                   -----------------
     are described in Paragraph 21(b) herein.

               (r) Opinion.  If Dahlke is a Unit Recipient, an opinion of
                   -------
     counsel for Dahlke in a form acceptable to Buyer and Buyer's counsel that the offering and sale of Units to Unit Recipients is exempt from or otherwise complies with all applicable state securities laws and regulations including, but not limited to, applicable "roll-up" rules.

     9.  Deposits by Buyer.  Buyer shall deposit or cause to be deposited with
         -----------------
Escrow Holder the funds which are to be applied towards the payment of the Purchase Price in the amounts and at the times designated in Paragraph 3 above (as adjusted by the prorations and credits hereinafter provided). In addition, Buyer shall deposit with Escrow Holder prior to the Close of Escrow the following documents and instruments for each Property:

               (a) Assignment of Lease.  Counterpart of the Assignment of
                   -------------------
     Leases, duly executed by Buyer;

               (b) Assignment of Contracts.  Counterpart of the Assignment of
                   -----------------------
     Contracts, duly executed by Buyer;

               (c) General Assignment.  Counterpart of the General Assignment,
                   ------------------
     duly executed by Buyer; and

               (d) Other Instruments.  Such other instruments and documents as
                   -----------------
     are described in Paragraph 21(b) herein.

               (e) Dissolution of Partnerships.  Documents reflecting the
                   ---------------------------
     dissolution of each of the Partnerships to be filed with the State of California, or recorded in the Official Records, as appropriate.

               (f) Partnership Grant Deeds.  Grant Deeds from the Partnerships
                   -----------------------
     to Buyer (collectively, the "Partnership Deeds").

     10.  Costs and Expenses.
          ------------------

               (a) Title.  The cost and expense of the CLTA standard portion of
                   -----
     the Title Policy for all of the Properties shall be paid by the Sellers, and Buyer shall pay for the portion of the Title Policy premium attributable and/or payable for the ALTA extended coverage portion of the Title Policy and all endorsements thereto. The escrow fee of Escrow Holder shall be paid equally by the Sellers and Buyer. The Sellers shall pay all transfer taxes payable in connection with the recordation of the Grant Deed from the Shiley Entities to Buyer and from each of the Partnerships to Buyer and arising in connection with the transfer of the NNC Interests and
           --------------------------------------------------------------------
     the Shiley Partnership Interests to Buyer.  Buyer and the Sellers shall
     -----------------------------------------
     pay, respectively, the Escrow Holder's customary charges to buyers and sellers for document drafting, recording and miscellaneous charges. If, as a result of no fault of Buyer or the Sellers, Escrow fails to close, Buyer and the Sellers shall share equally all of Escrow Holder's fees and charges.

     If Escrow fails to close due to the Fault of Buyer or Sellers, such party at fault shall pay all of Escrow Holder's fees and charges, if any.

               (b) Financing.  The Sellers, at its sole cost and expense, shall
                   ---------
     pay for the costs associated with the releases of any deeds of trust, mortgages and other financing encumbering the Property and any prepayment premiums in connection with all the indebtedness secured by the same.

               (c) Other.  Seller shall pay for, and reimburse Buyer if paid by
                   -----
     Buyer, all fees and expenses paid to the State of California or state securities administrators in connection with perfecting any exemption from applicable state securities laws and regulations.

               (d) Partnerships.  Seller shall pay for the cost of filing,
                   ------------
     recording, publishing notice and all other costs, expenses and fees incurred in connection with the filing of the Partnership Amendments and the dissolution of the Partnerships.

     11.  Prorations.  The following prorations between Seller and Buyer shall
          ----------
be made by Escrow Holder computed as of the Close of Escrow:

               (a) Taxes.  Real and personal property taxes and assessments on
                   -----
     the Property (including any supplemental taxes resulting from any new construction in the Property) shall be prorated on the basis that Seller is responsible for (i) all such taxes for the fiscal year of the applicable taxing authorities occurring prior to the "Current Tax Period" (as hereinafter defined) and (ii) that portion of such taxes for the Current Tax Period determined on the basis of the number of days which have elapsed from the first day of the Current Tax Period to the Close of Escrow, inclusive, whether or not the same shall be payable prior to the Close of Escrow. The phrase "Current Tax Period" refers to the fiscal year of the applicable taxing authority in which the Close of Escrow occurs. In the event that as of the Close of Escrow the actual tax bills for the year or years in question are not available and the amount of taxes to be prorated as aforesaid cannot be ascertained, then rates and assessed valuation of the previous year, with known changes, shall be used, and when the actual amount of taxes and assessments for the year or years in question shall be determinable, then such taxes and assessments will be reprorated between the parties to reflect the actual amount of such taxes and assessments. Seller shall be responsible for, and shall indemnify, protect, defend (with counsel chosen by Buyer) and hold harmless Buyer, the Partnerships and the Real Property from and against any and all supplemental taxes, to the extent that such taxes relate to any period occurring prior to the Close of Escrow.

               (b) Rentals.  Rentals and other payments (including, without
                   -------
     limitation, common area maintenance charges and payments for real property taxes and insurance premiums) payable by tenants, licensees, concessionaires and other occupants of the Property or any portion thereof (collectively, the "Tenants") shall be prorated as of the Close of Escrow. However, Buyer shall not be obligated to make any payment or give any credit to Seller on account of, or by reason of, any rental or other payments which are unpaid as of the Close of Escrow, but shall be required merely to pay to Seller, Seller's share of the same if, as and when received by Buyer. After the Close of Escrow, all payments received by Buyer from the Tenants shall be applied as follows: first, to the obligation or obligations of the Tenants under the Leases accruing during the month in which the Close of Escrow occurs; second, to any obligation or obligations of the Tenants under the Leases attributable to any period occurring after the Close of Escrow through the month in which payment is made and/or with respect to obligations accruing after the Close of Escrow which are past due on the date of receipt by Buyer; third, to all of Buyer's costs of collection incurred with respect to the recovery of any such payments; and then, to any amounts due Seller from such Tenants under the Leases for periods prior to the Close of Escrow. Any rental payments received by Seller following the Close of Escrow shall be paid over to Buyer within five (5) business days of receipt and shall be applied in the manner described above. Seller shall have no right whatsoever to initiate any action against any Tenant for unlawful detainer or other right or action to dispossess such Tenant of its leased premises with respect to any duties or obligations of such Tenant under the Leases. Prior to closing Seller will distribute any funds held in bank accounts to its respective partners and members in accordance with their respective interests and will provide for the assumption by Seller of all short term liabilities of the Partnerships.

               (c) Security Deposits.  Buyer shall be credited and Seller shall
                   -----------------
     be charged with any security deposits and advanced rentals in the nature of security deposits made by the Tenants under the Leases, except to the extent such amounts have previously been applied to obligations of the Tenants under the Leases and have been shown as having been so applied on the Rent Roll for each Property attached hereto as Exhibit "J". Buyer
                                                        ------- ---
     shall also be credited and Seller shall be charged for all operating cost pass-throughs paid by the Tenants and held by Seller in reserve for the benefit of the Tenants for the repair and/or improvement of the Property. Seller hereby agrees that it will not during the term of this Escrow or upon the Close of Escrow apply any security deposits toward any delinquent rental payments or any other amounts due under any Leases.

               (d) Utilities.  Gas, water, electricity, heat, fuel, sewer and
                   ---------
     other utilities and the operating expenses relating to the Real Property shall be prorated as of the Close of Escrow to the extent such items are not directly paid for by the Tenants under the Leases. If the parties are unable to obtain final meter readings as of the date which is three (3) business days prior to the Close of Escrow, such expenses shall be estimated as of the Close of Escrow on the basis of the prior operating history of the Real Property.

               (e) Existing Lease Obligations.  Subject to the treatment of
                   --------------------------
     Special Lease Costs provided for below, Buyer shall be credited and Seller shall be charged with operating costs (i.e., maintenance charges, taxes and insurance), including, but not limited to maintenance obligations under the Leases, tenant improvement costs and allowances, all leasing commissions for leases entered into prior to the Close of Escrow (including all commissions relating to any renewal or extension of a Lease or the leasing of additional space exercised prior to the Close of Escrow) of the landlord associated with the Leases existing prior to the Close of Escrow. Seller shall have no obligation to Buyer for expenses relating to lease renewals or expansions which are exercised by tenants under the Leases after the Close of Escrow. Buyer shall be charged and Seller credited for capital expenditures (repairs and replacements), tenant improvement costs and leasing commissions (collectively, "Special Lease Costs") relating to Leases and allocable to the period of time after November 17, 1997, and prior to the Close of Escrow, to the extent actually paid by Seller, as shown on Exhibit "U" attached; provided, however, the
                                 ------- ---
     maximum amount of Special Lease Costs charged to Buyer shall not exceed Twenty Thousand Six Hundred One and 26/100 Dollars ($20,601.26). Seller shall be responsible for all other Special Lease Costs.

               (f) Insurance.  Buyer acknowledges that Buyer is not assuming any
                   ---------
     insurance policies currently maintained by Seller.

               (g) Sales Tax and Other Tax Liability.  Seller shall pay all
                   ---------------------------------
     federal, state, local and other taxes, duties, imposts, levies, fees and other governmental exactions arising out of the transfer of the Shiley Partnership Interests or the NNC Interests to Buyer; provided, however, this subparagraph (g) shall not require Seller to pay any income tax obligations of Buyer.

          Prior to the Close of Escrow, the parties shall agree upon all of the prorations to be made and submit a statement to Escrow Holder setting forth the same. In the event that any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment (including any such adjustment based on any post-closing, annual reconciliation of operating expenses performed under the Leases), then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. The parties agree that they will estimate the proration of rents based on rental payments received, and expenses incurred, prior to the end of business on January 31, 1998, and that an appropriate adjustment shall be promptly made following the Close of Escrow based on the rental payments received, and expenses incurred, through the Close of Escrow. Provided that all such information is available, all such adjustments shall be made within one hundred and twenty (120) days after the Close of Escrow. Any corrected adjustment or proration shall be paid in cash to the party entitled thereto. The provisions of this Paragraph 11 shall survive the Close of Escrow and the recordation of the Grant Deeds.

     12.  Escrow Disbursements and Other Actions.  Upon the Close of Escrow,
          --------------------------------------
Escrow Holder shall promptly undertake all of the following in the following manner:

               (a) Prorations.  Prorate all matters referenced in Paragraph 11
                   ----------
     based upon the statement delivered into Escrow signed by the parties;

               (b) Recording.  Cause the Grant Deeds and the Partnership Grant
                   ---------
     Deeds and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records in the order directed by the parties;

               (c) Partnership Filings.  File the Partnership Amendments and
                   -------------------
     dissolution documents with the State of California or in the Official Records, as appropriate, and otherwise satisfy any requirements relating to the transfer of the Partnership Interests and the dissolution of the Partnerships;

               (d) Funds.  Disburse from funds deposited by Buyer with Escrow
                   -----
     Holder towards payment of all items (including, without limitation, the net amount of the cash portion of the Purchase Price) chargeable to the account of Buyer pursuant hereto in payment of such costs and disburse the balance of such funds, if any, to Buyer;

               (e) Documents to Seller.  Deliver to Seller counterparts of the
                   -------------------
     Assignment of Lease, the Assignment of Contracts and the General Assignment executed by Buyer;

               (f) Documents to Buyer.  Deliver to Buyer originals of the Bill
                   ------------------
     of Sale, and the FIRPTA Certificate, and counterparts of the Assignment of Leases, Assignment of Interests, Partner's Guaranties, the Assignment of Contracts and the General Assignment appropriately executed by Seller, the approved form of letter described in Paragraph 8(g) above addressed to the Tenants advising such Tenants of this transaction and any other documents which are to be delivered to Buyer hereunder;

               (g) Title Policy.  Direct the Title Company to issue the Title
                   ------------
     Policy to Buyer;

               (h) Units.  Concurrently with the Close of Escrow, Buyer shall
                   -----
     deliver to the NNC Entities evidence of the issuance of the Units to the NNC Entities in accordance with Exhibit "M"; and
                                     ----------------

               (i) Registration Rights Agreements.  At or prior to the Close of
                   ------------------------------
     Escrow, Buyer, the Company and the Unit Recipients will enter into the Registration Rights Agreement (defined in Paragraph 24 hereof).

     13.  Covenants.
          ---------

               (a) Seller.  Seller hereby covenants with Buyer, as follows:
                   ------

                    (i) New Contracts.  From the Effective Date through the
                        -------------
          Close of Escrow, Seller shall not and the Partnerships shall not, without the prior written consent of Buyer, which Buyer may withhold in its reasonable discretion, enter into any maintenance contract, service contract, listing agreement or any other contract affecting or relating to the Property or any portion thereof which will survive the Close of Escrow or will otherwise affect the use, operation or enjoyment of the Property after the Close of Escrow. Buyer's failure to notify Seller within one (1) business day after receipt of Seller's request for consent to such a contract whether or not Buyer consents shall be deemed Buyer's consent.

                    (ii) Insurance.  All insurance policies carried by Seller
                         ---------
          and the Partnerships with respect to the Property and in effect as of the Effective Date shall remain continuously in full force and effect from the Effective Date through the day upon which the Close of Escrow occurs;

                    (iii)  Amendments.  From the Effective Date through the
                           ----------
          Close of Escrow, Seller and the Partnerships shall not amend, modify, alter or supplement any Lease or any Contract which is approved by Buyer pursuant to Paragraphs 7(a) or 13(a) hereof, or enter into any new lease or contract or binding proposal for a new lease or contract, without the prior written consent of Buyer which may be withheld in Buyer's reasonable discretion. Buyer's failure to notify Seller within three (3) business days after receipt of Seller's request for consent to such a contract whether or not Buyer consents shall be deemed Buyer's consent. Further, Seller shall terminate on or before the Close of Escrow any Contract which Buyer disapproves in accordance with Paragraph 7(a) hereof.

                    (iv) Operation.  From the date of this Agreement until the
                         ---------
          Close of Escrow, Seller and the Partnerships shall operate, manage, maintain and repair the Property consistent with Seller's and the Partnership's existing business practices and subject to the terms of Paragraph 11(e), shall satisfy and perform all obligations under the Leases arising prior to the Close of Escrow. If Buyer approves, in writing, any lease not listed on Exhibit "U", the amount of the
                                           -----------
          Special Lease Costs provided for in Paragraph 11(e) hereof shall be increased by the amount of any additional Special Lease Costs expressly set forth in Buyer's approval.

                    (v) No New Financing.  After the date of this Agreement,
                        ----------------
          Seller and the Partnerships shall not alienate, lien, encumber or otherwise transfer all or any portion of or interest in the Property (other than to Buyer at the Close of Escrow). All Shiley Personal Property and Shiley Intangible Personal Property shall be conveyed to Buyer by Seller at the Close of Escrow free from any liens, encumbrances or security interests of any kind or nature, and all Partnership Personal Property and Partnership Intangible Property shall be free from any liens, encumbrances or security interests of any kind or nature as of the Close of Escrow;

                    (vi) Records.  For a period of one (1) year following the
                         -------
          Close of Escrow, Seller shall, upon Buyer's request and upon reasonable prior notice, make all of Seller's non-proprietary records with respect to the Property, which have not otherwise been turned over to Buyer, available to Buyer for inspection, copying and audit by Buyer's designated employees, accountants or consultants;

                    (vii)  Materially Changed Condition.  Seller shall, promptly
                           ----------------------------
          upon becoming aware of any such occurrence, notify Buyer in writing of any material change in any condition with respect to the Property or of any event or circumstance which makes any representation or warranty of Seller to Buyer under this Agreement untrue or misleading, and of any material covenant of Seller under this Agreement which Seller will be incapable of substantially performing (hereinafter, a "Materially Changed Condition"). If Seller notifies Buyer of any Materially Changed Condition, Buyer shall have two (2) business days following receipt of written notice from Seller of such condition to review the events and circumstances giving rise to such condition. If Buyer disapproves the Materially Changed Condition (as determined in Buyer's reasonable discretion), Buyer may terminate this Agreement. If Buyer does not elect to terminate this Agreement and elects to consummate its acquisition of the Property, it shall be deemed to have (i) waived any claim regarding the Materially Changed Condition, (ii) accepted title to and possession of the Property subject to the Materially Changed Condition and (iii) amended this Agreement to reflect the Materially Changed Condition.

                    (viii)  Accounting Information.  The parties acknowledge
                            ----------------------
          that Seller has provided to Buyer's representatives and independent accounting firm access to financial and other information relating to the Property in the possession of or otherwise available to Seller and its affiliates from which Buyer's representatives and independent accounting firm have prepared, at Buyer's expense, audited financial statements for 1994, 1995 and 1996 in conformity with generally accepted accounting principles and to enable them to prepare such statements, reports or disclosures as Buyer may deem necessary or advisable. All such information is being provided to Buyer without any representation or warranty by Seller except that such information was used by Seller in the ordinary course of its business. Seller shall authorize and shall cause its management company to authorize any attorneys who have represented Seller or its management company in material litigation pertaining to or affecting the Property to respond, at Seller's expense, to inquiries from Buyer's representatives and independent accounting firm provided that any such responses do not require an undertaking. If and to the extent Seller's financial statements pertaining to the Property for any periods during the years 1994, 1995 or 1996 have been audited, promptly after the execution of this Agreement, Seller shall provide Buyer with copies of such audited financial statements and shall cooperate with Buyer's representatives and independent public accountants to enable them to contact the auditors who prepared such audited financial statements and to obtain, at Buyer's expense, a reissuance of such audited financial statements. After the Close of Escrow, Seller shall cooperate with, and promptly respond to reasonable requests from, Buyer's accountants, including, but not limited to, audit letters requesting information relating to matters prior to the Close of Escrow, including, but not limited to, pending or threatened litigation, claims and assessments; provided, however, information provided by Seller to Buyer's accountants shall not constitute additional representations and warranties of Seller.

                    (ix) Prospective Subscriber Questionnaire.  Attached hereto
                         ------------------------------------
          as Exhibit "M" is a definitive list of all Unit Recipients to receive
             -----------
          Units at the Close of Escrow. Seller and each other Unit Recipient shall deliver to the Operating

          Partnership within no less than three (3) business days prior to the Close of Escrow a completed and duly executed Prospective Subscriber Questionnaire in substantially the form attached hereto as Exhibit
                                                                     -------
          "O", which Questionnaires shall confirm to the satisfaction of the
          ---
          Operating Partnership that each Unit Recipient is an "accredited" investor within the meaning of Rule 501(a) promulgated under the Securities Act. Each Unit Recipient who is not an accredited investor, including, but not limited to Dahlke, shall also deliver to the Operating Partnership a supplement to such Questionnaire which shall confirm to the satisfaction of the Operating Partnership such Unit Recipient's investment sophistication in the form attached hereto as a part of Exhibit "O". Seller and each Unit Recipient shall also deliver
                  -----------
          to the Operating Partnership, upon the Operating Partnership's reasonable request, such other information, certificates and materials as the Operating Partnership may reasonably request in connection with offering the Units without registration under the Securities Act and the securities laws of applicable states and other jurisdictions.

                    (x) Depreciation and Amortization.  In connection with the
                        -----------------------------
          issuance of Units to any Unit Recipient, Seller shall deliver to Buyer on or before the date which is forty-five (45) days after the Close of Escrow at Seller's sole cost and expense, prepared as of the date of this Agreement, depreciation and amortization schedules for the assets constituting the Partnership Property, as kept for tax purposes, showing original basis, accumulated depreciation or amortization, original useful life of such assets, remaining useful life of such assets and the date(s) when such assets were placed in service.

                    (xi) Notifications.  From the date of this Agreement until
                         -------------
          the Close of Escrow, and then so long as any Unit Recipient holds any Units, each such Unit Recipient shall notify the Operating Partnership in writing promptly upon any change in the identity or number of its partners or of its indirect partners as identified pursuant to this Agreement, and shall provide the information called for in Paragraph 13(a)(ix) hereof with respect to any such change. In addition, so long as any Unit Recipient holds any Units, without the prior written consent of the Operating Partnership, each Unit Recipient shall not
          (i) admit additional partners, (ii) permit the transfer of interests in each Unit Recipient to a look-through entity (as hereinafter defined) or (iii) permit any transfer of interests in such Unit Recipients if, as a result of the admissions or transfers described in
          (i) through (iii) the number of direct or indirect beneficial owners in such Unit Recipients would increase. Each Unit Recipient shall use their best efforts to secure the compliance of any look-through entities that hold direct or indirect interests of such Unit Recipients with the requirements of this Paragraph as if such requirements applied directly to such entities. Each Unit Recipient acknowledges that the provisions of this Paragraph are imposed to aid the Operating Partnership in avoiding taxation as a corporation for federal income tax purposes, agrees that monetary damages may be insufficient to remedy the potential harm caused by any breach of the provisions of this Paragraph, and agrees that injunctive relief, including specific performance or another equitable remedy would be an appropriate remedy. The provisions of this Paragraph shall survive the recording of the Grant Deed and the Close of Escrow. For purposes of this Agreement, a "look-through entity" shall mean a partnership (or other entity treated as a partnership for federal income tax purposes), S-corporation or grantor trust.

                    (xii)  Partnership Agreement.  Seller acknowledges that each
                           ---------------------
          Unit Recipient shall be bound by and subject to all terms of the Partnership Agreement. At or prior to the Closing, Seller shall
                                                              ------
          deliver to the Operating Partnership a Limited Partner Signature Page in substantially the form attached hereto as Exhibit "N" executed by
                                                       -----------
          each Unit Recipient.

                    (xiii)  No Marketing.  Upon execution of this Agreement,
                            ------------
          Seller shall not market the Property for sale or enter into discussions or negotiations with potential purchasers of the Property unless this Agreement has been terminated pursuant to its terms.

                    (xiv)  Basement Guarantee.  The NNC Entities shall guarantee
                           ------------------
          certain indebtedness secured by the Operating Partnership Property. The NNC Entities shall execute Partner's Guarantees ("Guarantees"), in substantially the same form as attached hereto as Exhibit "R,"
                                                            ------------
          guaranteeing for the benefit of the applicable lenders the repayment of certain indebtedness of Buyer in the amount shown on Exhibit "T".
                                                                  -----------
          Buyer agrees that it will not provide, nor grant its consent to any other limited partners of Buyer requesting to provide, additional guarantees for the portion of the indebtedness which is the subject of the Guarantees. In addition, Buyer shall maintain indebtedness in a minimum amount sufficient to allow the NNC Entities to guaranty indebtedness which is no less than the aggregate amount of the Guarantees.

                    (xv) Property No. 2 Hazardous Materials.  Buyer and Seller
                         ----------------------------------
          acknowledge that Property No. 2 may contain certain Hazardous Materials (as defined in Paragraph 14(a)(vi) hereof). If Buyer acquires Property No. 2, the Shiley Entities shall indemnify, protect, defend (by counsel acceptable to Buyer) and hold harmless Buyer and its partners, directors, officers, employees, members, shareholders, lenders, tenants, agents, contractors and each of their respective successors, assigns and assignees (individually and collectively, "Buyer's Indemnitees") from and against any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expenses (including, without limitation, reasonable attorneys' fees and court costs) arising at any time before, on or after the Close of Escrow as a result (directly or indirectly) of or arising from or in connection with, or caused in whole or in part, directly or indirectly, by (a) Seller and/or any of Seller's employees or agents breach of any Environmental Law (defined in Paragraph 14(a)(vi) hereof); or (b) the presence of Hazardous Materials on, in, under or about Property No. 2 as of the date of the Close of Escrow. However, nothing in this subparagraph 13(a)(xv) shall create any liability for Seller for any consequential damages or claims based on any diminution in value of Property No. 2 because of the existence of Hazardous Materials. This indemnity shall include the cost of any required or necessary investigation, repair, response, removal, remediation, cleanup or detoxification, and the preparation and implementation of any closure, monitoring or other required plans, only to the extent such actions are required by applicable laws, rules, regulations or orders and all sums paid in settlement of claims, litigation, arbitration and administrative proceeding costs, and expert, consultant and laboratory fees. The Shiley Entities' obligations pursuant to the foregoing indemnity shall survive the Close of Escrow and the recording of the Grant Deed.

               (b) Post Closing Restrictions.  Buyer and the NNC Entities agree
                   --------------------------
     to the terms and conditions set forth on Exhibit "S", attached hereto and
                                              -----------
     incorporated herein by this reference.:

     14.  Representations and Warranties.
          ------------------------------

               (a) By Seller.  In consideration of Buyer entering into this
                   ---------
     Agreement and as an inducement to Buyer to purchase the Property, Seller makes the following representations and warranties (subject to the matters disclosed on the Disclosure Statement attached hereto as Exhibit "K"
                                                              -----------
     ("Disclosure Statement")), each of which is material and is being relied upon by Buyer (and the continued truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder); provided, however, the Shiley Entities are not making and shall not be liable for any inaccuracies in the representations or warranties set forth in subparagraphs 14(a)(ii) through 14(a)(x) hereof. The Shiley Entities shall be deemed to be making the representations and warranties set forth in subparagraphs 14(a)(i), 14(a)(xi) 14(a)(xiv), 14(a)(xv), 14(a)(xvi),
     14(a)(xvii) and 14(a)(xix) as they relate to the Shiley Partnership Interests, and the NNC Entities shall be deemed to be making the representations and warranties set forth in subparagraphs 14(a)(xi) through 14(a)(xx) as they relate to the NNC Interests.

                    (i) Representations Regarding Seller's Authority and
                        ------------------------------------------------
          Partnership's Good Standing.
          ---------------------------

                         (A) Each of the Sellers has the legal power, right and
               authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby;

                         (B) All requisite action (corporate, trust, partnership
               or otherwise) has been taken by each of the Sellers in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required or, if required, has been obtained; and

                         (C) The individuals executing this Agreement and the
               instruments referenced herein on behalf of each of the Sellers and the members of each Seller have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof.

                         (D) Each Partnership is a general partnership, limited
               partnership, or limited liability company duly organized, validly existing, and in good standing under the laws of the State of California, with full power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations. Each Partnership is duly qualified to do business as a foreign general partnership, limited partnership or limited liability company and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

                    (ii) Threatened Actions.  To Seller's actual knowledge,
                         ------------------
          there are no pending, and to Seller's actual knowledge no threatened, actions, suits, arbitrations, claims or proceedings, at law, in equity or otherwise, that would adversely affect, any of the Sellers, the Partnerships, the Property or Seller's ability to perform its obligations under this Agreement including, but not limited to, judicial, municipal or administrative proceedings in eminent domain, collection actions, claims relating to alleged building code violations or health and safety violations, federal, state or local agency actions regarding environmental matters, lease disputes, claims relating to federal environmental protection agency or zoning violations, or actions relating to personal injuries or property damages alleged to have occurred at the Real Property or by reason of the condition or use of or construction on the Real Property. Without limiting the preceding terms of this Paragraph 14(a)(ii), the NNC Entities hereby represent and warrant that, to the actual knowledge of the NNC Entities, as of the date of this Agreement there are no payments, assessments, fees or charges owing, and no outstanding liabilities, obligations or commitments, in connection with any of the items identified on Exhibit "W" attached hereto and incorporated
                              -----------
          herein. The NNC Entities shall be deemed to have had actual knowledge of any such matter if a reasonably prudent manager of commercial property would have had knowledge of such matter regardless of whether the NNC Entities actually had such knowledge.

                    (iii)  No Contracts.  Other than the Leases, the Contracts
                           ------------
          and the matters disclosed in the Title Report, there are no leases, surface or subsurface use agreements, tenancy arrangements, service contracts, management agreements, or other agreements, instruments or encumbrances created by Seller, by any Partnership, or to Seller's actual knowledge created by any other person or entity, which will be in force or effect as of the Close of Escrow that grant to any person whomsoever or any entity whatsoever any right, title, interest or benefit in or to all or any part of the Property or any right relating to the ownership, use, operation, management, maintenance, enjoyment or repair of all or any part of the Property, and no person or entity has any rights to acquire any of the foregoing by virtue of the acts of Sellers or the Partnerships;

                    (iv) Compliance with Law.  To Seller's actual knowledge, (A)
                         -------------------
          neither Seller nor the Partnerships have received any written notice and does not otherwise have knowledge of any violation of any applicable laws, ordinances, rules, requirements, regulations and building codes of any governmental agency, body or subdivision thereof bearing on the Property; and (B) none of the Sellers or Partnerships has violated or failed to comply in any material respect with any statute, law, ordinance, regulation, rule, decree or order of any foreign, federal, state or local government or any other governmental department or agency, or any judgment, decree or order of any court.

                    (v) Documents True.  To Seller's actual knowledge, all
                        --------------
          documents delivered by Seller or made available to Buyer pursuant to this Agreement are true, correct and complete copies of the versions of such documents that are in Seller's possession;

                    (vi) Hazardous Wastes.  Except as set forth on Exhibit "I"
                         ----------------                          -----------
          or as disclosed in the phase I and phase II environmental assessments prepared on behalf of Buyer, to Seller's actual knowledge: (1) the Property or any portion thereof is not in violation of any Environmental Law (as hereinafter defined); (2) neither Seller, any Partnership nor any third party has used, generated, manufactured, stored or disposed of on, under or about the Property or transported to or from the Property any Hazardous Material in violation of any Environmental Law; and (3) there is no asbestos (in any form) or asbestos containing materials in any of the Improvements. For purposes of this subparagraph, the term "Hazardous Material" shall mean any substance, chemical, waste product or other material which is listed, defined, or otherwise identified as "hazardous" or "toxic" or as a "hazardous material" under any federal, state, local or administrative agency ordinance or law, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S)(S) 9601 et seq.; Resource Conservation and Recovery Act,
                                -- ---
          42 U.S.C. (S)(S) 6901 et seq.; Federal Water Pollution Control Act, 33
                                -- ---
          U.S.C. (S)(S) 1251 et seq.; Clean Air Act, 42 U.S.C. (S)(S) 7401 et
                             -- ---                                        --
          seq.; Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 1471 et
          ---                                                                 --
          seq.; Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601 et seq.;
          ---                                                       -- ---
          Refuse Act, 33 U.S.C. (S)(S) 407 et seq.; Emergency Planning and
                                           -- ---
          Community Right-To-Know Act, 42 U.S.C. (S)(S) 11001 et seq.;
                                                              -- ---
          Occupational Safety and Health Act, 29 U.S.C. (S)(S) 65 et seq., to
                                                                  -- ---
          the extent it includes the emission of any Hazardous Material and includes any Hazardous Material for which hazard communication standards have been established; California Hazardous Substance Account Act, California Health & Safety Code (S)(S) 25300 et seq.;
                                                                    -- ---
          California Asbestos Notification Laws, California Health & Safety Code
          (S)(S) 25915 et seq.; California Hazardous Waste Control Law,
                       -- ---
          California Health & Safety Code (S)(S) 22100 et seq.; California
                                                       -- ---
          Hazardous Materials Release Response Plans and Inventory Act,

          California Health & Safety Code (S)(S) 25500 et seq., California Clean
                                                       -- ---
          Air Act, California Health & Safety Code (S)(S) 39608 et seq.;
                                                                -- ---
          California Toxic Pits Cleanup Act, California Health & Safety Code
          (S)(S) 25208 et seq.; California Pipeline Safety Act, California
                       -- ---
          Government Code (S)(S) 51010 et seq.; California Toxic Air
                                       -- ---
          Contaminants Law, California Health & Safe Code (S)(S) 39650 et seq.;
                                                                       -- ---
          California Porter-Cologne Water Quality Act, California Water Code
          (S)(S) 13000 et seq.; California Toxic Injection Well Control Act,
                       -- ---
          California Health & Safety Code (S)(S) 25159.10 et seq.; California
                                                          -- ---
          Underground Storage Tank Act, California Health & Safety Code (S)(S) 25280 et seq.; California Occupational Carcinogens Control Act,
                -- ---
          California Labor Code (S)(S) 9000 et seq.; or any regulation, order,
                                            -- ---
          rule or requirement adopted thereunder; as well as any formaldehyde, urea, polychlorinated biphenyls, petroleum, petroleum product or by-product, crude oil, natural gas, natural gas liquids, liquefied natural gas or synthetic gas usable for fuel or mixture thereof, radon, asbestos and "source," "special nuclear" and "by-product" material as defined in the Atomic Energy Act of 1985, 42 U.S.C. (S)(S) 3011 et seq. For purposes of this Agreement, the term "Environmental
               -- ---
          Laws" shall mean the statutes and ordinances set forth above and any and all other federal, state or local law, ordinance or regulation relating to industrial hygiene or to environmental conditions or hazardous conditions.

                    (vii)  Taxes.  Seller has no actual knowledge, and Seller
                           -----
          and the Partnerships have received no notice to the contrary, of any special assessments or charges which have been levied against the Property or which will result from work, activities or improvements done to or for the benefit of the Property except as may be shown on the Title Report. Seller has no actual knowledge, and Seller and the Partnerships have received no notice to the contrary, of any intended public improvements which will result in any charge being levied against, or in the creation of any lien upon, the Property or any portion thereof;

                    (viii)  Roofs; Utilities; Building Systems.  Except as
                            ----------------------------------
          expressly set forth in the reports prepared for Buyer by Building Analytics which are further identified on Exhibit "K", Seller has no
                                                    -----------
          actual knowledge that the roofs of the Improvements or any of the utility facilities or the heating, air conditioning, plumbing or ventilating systems serving the Property are inadequate or are not in good operating condition nor that any of the same have been inadequate or failed to be in good operating condition within the two (2) years immediately preceding the Opening of Escrow;

                    (ix) Structural.  Except as expressly set forth in the
                         ----------
          reports prepared for Buyer by Building Analytics which are further identified on Exhibit "K", to Seller's actual knowledge, there are no
                        -----------
          material defects or deficiencies in the integrity or condition of the structural components of the Real Property;

                    (x) Leases.  The Rent Roll for each Property attached hereto
                        ------
          as Exhibit "J" is a copy of the rent roll used by Seller and the
             -----------
          applicable Partnership
          in the ordinary course of its business. To Seller's actual knowledge,
          (1) each Rent Roll is true, accurate and complete and (2) the copies of the Leases delivered to Buyer are true, correct and complete copies of the Leases. The Leases are in full force and effect, without default by any party and without any right of setoff, except as expressly provided by the terms of the Leases or as disclosed to Buyer in writing in an Estoppel Certificate or otherwise. As of the Close of Escrow, all work to be performed by Seller and/or the applicable Partnership pursuant to the Leases shall have been fully or substantially completed, paid for and accepted by the respective Tenants and all tenant improvement allowances and similar obligations have been paid in full except as expressly set forth on Exhibit "U".
                                                                  -----------
          Except as indicated on Exhibit "U", to Seller's actual knowledge, no
                                 -----------
          leasing or other commissions or fees are due, or will become due, on an absolute or contingent basis to any real estate brokers or agents or anyone else in connection with the Real Property or any portion thereof and no such commissions or fees will become due during the term of any existing Lease or with respect to any renewal or extension thereof or the leasing of additional space by any existing Tenant;

                    (xi) No Undisclosed Liabilities.  The Shiley Entities hereby
                         --------------------------
          represent and warrant and the NNC Entities represent and warrant that the Shiley Partnership Interests and the NNC Interests, respectively, are not subject to, or affected by any liabilities, obligations or commitments of any nature (whether accrued, absolute, contingent or otherwise and whether matured or unmatured) except for (1) liabilities or obligations reflected in the Leases and; (2) liabilities or obligations identified on Exhibit "K".
                                    -----------

                    (xii)  Taxes.  The NNC Entities, but not the Shiley
                           -----
          Entities, hereby represent and warrant that the Partnerships have filed or caused to be filed on a timely basis, since inception, all Tax Returns (as hereinafter defined) that are or were required to be filed by it or with respect to it or its businesses, either separately or as a member of a group, pursuant to all applicable federal, state, local or other administrative order, constitution, law, ordinance, regulation or statue (collectively, "Legal Requirements"). The Partners have paid, or made provision for the payment of, all taxes that have or may have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by the Partnerships. The information contained in such Tax Returns is true and correct in all material respects. Sellers shall be responsible, at Seller's sole cost and expense, for filing or causing to be filed all Tax Returns for the Partnerships for periods beginning prior to the Closing Date, including but not limited to all returns required for the calendar year 1998 prior to, or in connection with, the dissolution of the Partnerships and for all other costs and expenses of the Partnerships for calendar year 1998, including but not limited to franchise taxes. For the purposes of this Agreement, a Tax Return means any return (including any information return), report statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any governmental body in connection with the determination, assessment, collection, or payment of any tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any tax.

                    (xiii)  Tax Allocations:  Code Section 704(c).  In
                            -------------------------------------
          accordance with Section 704(c) of the Internal Revenue Code of 1986, as amended ("Code") and the Regulations thereunder, income, gain, loss, and deduction with respect to any Partnership Property contributed to the capital of the Operating Partnership shall, solely for tax purposes, be allocated among the partners of each Partnership so as to take account of any variation between the adjusted basis of such Partnership Property to the Operating Partnership for federal income tax purposes and its allocable share of the Purchase Price following dissolution of the applicable Partnership. Allocations pursuant to this Paragraph 14(a)(xiii) are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's capital account or share of profits, losses, other items, or distributions pursuant to any provision of this Agreement. The allocations provided for in this Paragraph 14(a)(xiii) shall be made pursuant to the traditional method as set forth in the applicable Treasury regulations promulgated under
          Section 704(c) of the Code.

                    (xiv)  Ownership of Shiley Partnership Interests and the NNC
                           -----------------------------------------------------
          Interests.  The Shiley Entities and the NNC Entities each hereby
          ---------
          represent and warrant as to their respective interests: (i) that each of them is respectively, the record and beneficial owner of the Shiley Partnership Interests and the NNC Interests, (ii) that each of them has good and marketable title to the respective Shiley Partnership Interests and the NNC Interests, and (iii) that each of them has the absolute right, power and authority to sell, transfer and deliver their respective Shiley Partnership Interests and the NNC Interests to Buyer, free and clear of all liens and encumbrances; (iv) that there are no options, warrants, rights of first refusal, puts, calls, commitments or other claims of ownership of any nature or any character whatsoever relating to the Shiley Partnership Interests and the NNC Interests, except for certain rights of first refusal contained within the partnership agreements of certain Partnerships all of which have been waived by the respective holder thereof and which shall have no force or effect as of the Close of Escrow; and (v) that no notice to, declaration, filing or registration with, or authorization, consent or approval of, or permit from, any domestic or foreign governmental or regulatory body or authority, or any other person or entity, is necessary in connection with the execution and delivery of this Agreement by Seller and the respective partners or members and the consummation by Seller and the respective partners or members of the transactions contemplated by this Agreement.

                    (xv) No Conflict or Violation.  The Shiley Entities and the
                         ------------------------
          NNC Entities, each as to their respective interests, represent and warrant that neither the execution and delivery of this Agreement by Seller, nor the consummation by Seller of the transactions contemplated hereby, nor compliance by Seller with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provisions of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any encumbrance upon the Shiley Partnership Interests or the NNC Interests under, any of the terms, conditions or provisions of any agreement to which Seller or the Partnerships are a party except for certain indebtedness that will be repaid by Seller upon the Close of Escrow or
          (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to Seller, or the Shiley Partnership Interests, the NNC Interests or any of the Properties.

                    (xvi)  Status of Seller and Unit Recipients.  None of the
                           ------------------------------------
          Sellers is a "foreign person" as defined in Section 1445 of the Internal Revenue Code of 1986, as amended. Each of the Unit Recipients is a resident of the State of California.

                    (xvii)  Single Purpose Entities.  Each Partnership is a
                            -----------------------
          single purpose entity formed solely for the purpose of owning and operating the Property owned by it and owns no other assets other than the Property identified in this Agreement.

                    (xviii)  Partnership Agreements and Financial Statements.
                             -----------------------------------------------
          The NNC Entities have delivered to Buyer true, accurate and complete copies of all of the organizational documents of each Partnership which are identified in Exhibit "K" attached hereto. To Seller's
                                  -----------
          actual knowledge, the financial information of each Partnership delivered to Buyer fairly and accurately present in all material respects the assets, liabilities and financial position of each Partnership as of the date thereof.

                    (xix)  Ownership Interests.  The ownership interests of the
                           -------------------
          various Sellers set forth in Recital "A" to this Agreement are accurate in all respects, and each of the Partnerships is the sole holder of fee simple title to the respective Real Property identified on Exhibit "A" as being owned by such Partnership.
             -----------

                    (xx) Employees.  The Partnerships have no employees and have
                         ---------
          never had any employees.

                    (xxi)  Representations and Warranties at Closing.  Subject
                           -----------------------------------------
          to Seller's right to deliver its notice to Buyer of a Materially Changed Condition as set forth in Paragraph 13(a)(vii) above, the representations and warranties of Seller set forth in this Agreement shall be deemed to be remade and restated by Seller in a certificate on and as of the Close of Escrow.

               As used herein, the term "Seller's actual knowledge" shall mean the current actual knowledge of Scott Brusseau, Jeffry Brusseau, and Carolyn Perrigo, without any inquiry. Seller represents and warrants that Jeffry Brusseau is the representative of Seller with principal administrative and oversight responsibility for the Property and the Partnerships. The parties agree that (i) Seller's warranties and representations contained in Paragraphs 14(a)(ii) through 14(a)(x) of this Agreement shall survive Buyer's purchase of the Property only for a period of one (1) year) after each respective Close of Escrow (the "Limitation Period"), and (ii) Buyer shall provide actual written notice to Seller of any alleged breach of such warranties or representations and shall allow Seller thirty (30) days within which to cure such alleged breach, or, if such alleged breach cannot reasonably be cured within thirty (30) days, an additional reasonable time period, so long as such cure has been commenced within such thirty (30) days and diligently pursued. In no event is Seller obligated to cure any alleged breach. If Seller fails or elects not to cure such alleged breach after actual written notice and within such cure period, Buyer's sole and exclusive remedy shall be an action at law for damages, but in no event lost profits or punitive damages, which must be commenced, if at all, within the Limitation Period; provided, however, that if within the Limitation Period Buyer gives Seller written notice of such alleged breach and Seller commenced to cure and thereafter terminates such cure effort, Buyer shall have an additional sixty (60) days from the date that Seller notifies Buyer in writing that Seller has terminated its cure effort within which to commence such an action.

               Seller's representations and warranties set forth in Paragraph 14(a)(i) and 14(a)(xi) through 14(a)(xx) shall survive the Close of Escrow and the recording of the Grant Deed without limitation to the extent that Buyer incurs or is subject to any Damages (as hereinafter defined) because Buyer acquired the Shiley Partnership Interests or the NNC Interests which would not have been incurred had Buyer directly acquired title to the Real Property

               (b) By Buyer.  In consideration of Seller entering into this
                   --------
     Agreement and as an inducement to Seller to sell the Property, and the interests in the Partnerships, Buyer (and Company and OP General Partner, by their joinder herein, solely as to the representations and warranties relating to Company, OP General Partner and their respective operations) makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the continued truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder):

                    (i) Representations Regarding Buyer's Authority.
                        -------------------------------------------

                         (A) Buyer has the legal power, right and authority to
               enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby;

                         (B) All requisite action (corporate, trust, partnership
               or otherwise) has been taken by Buyer in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required; and

                         (C) The individuals executing this Agreement and the
               instruments referenced herein on behalf of Buyer and the partners of Buyer, if any, have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof.

                    (ii) AS-IS.  Except as expressly set forth in the Agreement,
                         -----
          Buyer is acquiring the Property "AS IS" without any representation or warranty of Seller, express, implied or statutory, as to the nature or condition of or title to the Property or its fitness for Buyer's intended use of same. Except as specifically set forth in this Agreement, Buyer represents and warrants that it (i) is relying solely upon its own inspections, investigations and analyses of the Property, the Title Documents, Documents and Materials, and the Plans and Reports (collectively, the "Property Documents") in entering into this Agreement and consummating the transaction set forth herein, and (ii) is not relying in any way upon any representations, statements, agreements, warranties, studies, reports, descriptions, guidelines or other information or material furnished by Seller or its representatives whether oral or written, express or implied, of any nature whatsoever regarding any such matters, including, without limitation, the condition, value, nature, or quality of the Property, including any constriction on the Property and any materials or systems incorporated into the Property and seismic conditions or topography, any income to be derived from the Property, compliance of the Property or its operation with any law, ordinance, rule, regulation, or the status of any permits or approvals relating to or required in connection with the Property, latent defects in the Property or improvements thereto, safety or building violations or deficiencies in the Property or improvements thereto, if any, or any other matter of a similar or dissimilar nature which may be of relevance to Buyer and relating in any way to the Property or the market in which it is located. Except as specifically set forth in this Agreement, Buyer agrees and warrants to Seller that neither Seller, nor any broker, nor any agent or representative of either of them, has made any representation to Buyer inconsistent with the foregoing nor as to any Hazardous Materials Laws, the existence of Hazardous Materials on the Property or the Property Documents. Except as specifically set forth in this Agreement, Seller is not making any representation or warranty of any nature concerning the accuracy or completeness of Seller's files or concerning the authenticity, source, accuracy or completeness of the Property Documents. As to certain of the materials made available to Buyer from Seller's files, including, without limitation, the Property Documents, Buyer specifically acknowledges that they may have been prepared by third parties with whom Seller has no privity and Buyer acknowledges and agrees that except as specifically set forth herein, no warranty or representation, express or implied, has been made, nor shall any be deemed to have been made, to Buyer either by Seller or by any third parties that prepared the materials in question. Buyer waives any claim of any nature against Seller for any information, conclusion, projection or other statement of any nature contained in any of the Property Documents if the same should prove not to be true, complete or accurate for any reason. Buyer, by its execution of this Agreement, acknowledges and agrees that a material inducement to Seller's decision to sell the Property to Buyer at the Purchase Price provided in this Agreement was Buyer's agreement to conduct its own feasibility studies and purchase the Property in an "as-is" condition. Except as relating to any matter covered by the terms of Paragraph 13(a)(xv) hereof or relating to a breach of the representations and warranties made by Seller, (A) no latent condition affecting the Property in any way (including, without limitation, the presence or effects of any Hazardous Materials or any violations of applicable law on the Property), discovered after the Close of Escrow (collectively, "Property Conditions"), shall give rise to any rights of damages, specific performance, rescission or other claims by Buyer against Seller, and (B) Buyer hereby assumes the risk of any and all liabilities, claims, demands, suits, judgments, losses, damages, expenses (including, without limitation, attorneys' fees and costs) and other obligations arising out of the Property and hereby releases, waives, discharges, covenants not to sue Seller based solely upon the same.

                    (iii)  Securities Filings.  Each of the Company and the
                           ------------------
          Operating Partnership has filed all required documents with the Securities and Exchange Commission ("SEC") since January 1, 1997 including, without limitation, the Annual Report on Form 10-K for the year ended December 31, 1996 of the Company and the Operating Partnership (collectively, the "SEC Documents"). To the knowledge of the Company and Operating Partnership (defined and limited for purposes of Paragraphs 14(b)(iii) and (iv) as information contained in any actual notice received by Company or the Operating Partnership or information within the actual knowledge of Michael V. Prentiss, Thomas
          F. August, Mark Doran and Greg Imhoff, (i) as of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or Exchange Act, as the case may be, and, at the respective times they were filed, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) the consolidated financial statements (including any notes thereto) of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles (except, in the case of the unaudited statements, as permitted by Form 10-Q of the
          SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the consolidated financial position of the Company as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein), and (iii) except as disclosed in the SEC Documents or as required by generally accepted accounting principles, the Company has not, since September 30, 1997, made any material change in the accounting practices or policies applied in the preparation of financial statements.

                    (iv) Absence of Certain Changes or Events.  To the knowledge
                         ------------------------------------
          of Operating Partnership and Company, except as disclosed in SEC Documents filed with the SEC prior to the date of this Agreement, since September 30, 1997, (a) neither the Company nor the Operating Partnership has sustained any loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance) that has had a material adverse effect on the Company or the Operating Partnership, and (b) there has been no event causing a material adverse effect on the Company or the Operating Partnership, excluding any changes and effects resulting from changes in economic, regulatory or political conditions or changes in conditions generally applicable to the industry in which the Company or the Operating Partnership is involved. The representations and warranties of Buyer, the Company and the OP General Partner set forth in this Agreement and in any document executed by such parties pursuant to this Agreement shall survive Buyer's purchase of the Property only for the Limitation Period. Seller shall provide actual written notice to Buyer of any alleged breach of such warranties or representations and shall allow Buyer thirty (30) days within which to cure such alleged breach, or, if such alleged breach cannot reasonably be cured within thirty (30) days, an additional reasonable time period, so long as such cure has been commenced within such thirty (30) days and diligently pursued. In no event is Buyer obligated to cure any alleged breach. If Buyer fails or elects not to cure such alleged breach after actual written notice and within such cure period, Seller's sole and exclusive remedy shall be an action at law for damages, but in no event lost profits or punitive damages, which must be commenced, if at all, within the Limitation Period; provided, however, that if within the Limitation Period Seller gives Buyer written notice of such alleged breach and Buyer commenced to cure and thereafter terminates such cure effort, Seller shall have an additional sixty (60) days from the date that Buyer notifies Seller in writing that Buyer has terminated its cure effort within which to commence such an action.

               (c)  Indemnification.
                    ---------------

                    (i) Seller's Indemnification.  Notwithstanding anything in
                        ------------------------
          this Agreement to the contrary and without limiting either parties' rights under this Agreement, the NNC Entities and the Shiley Entities respectively hereby agree to indemnify, defend, protect and hold harmless Buyer and Buyer's Indemnitees (as defined in Paragraph 13(a)(xv) hereof) from and against any and all costs, losses, liabilities, damages, lawsuits, deficiencies, claims and expenses, including without limitation, interest, penalties, reasonable attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively,

          "Damages"), incurred in connection with, arising out of, resulting
           -------
          from or incident to (i) any breach of any covenant or warranty, or the inaccuracy of any representation, made by the NNC Entities or the Shiley Entities respectively in or pursuant to this Agreement as to their respective representations, covenants or warranties, or (ii) any claim by any person or entity initiated against Buyer arising from the actions or inaction's of Seller, or any Partnership, prior to the Close of Escrow.

                    (ii) Buyer's Indemnification of Seller.  Notwithstanding
                         ---------------------------------
          anything in this Agreement to the contrary, Buyer shall indemnify, defend, protect and hold harmless, each Seller and the directors, officers, employees, members, shareholders and agents of NNC from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to any breach of any covenant or warranty, or the inaccuracy of any representation, made by Buyer in or pursuant to this Agreement.

                    (iii)  Initiation of Claims.  If any party ("Indemnitee")
                           --------------------                  ----------
          hereto desires to make a claim against any other party ("Indemnitor")
                                                                   ----------
          pursuant to the provisions of this Paragraph 14(c), then Indemnitee shall notify Indemnitor of the claim, demand, action or right of action which is the basis of such claim and the provision or provisions of this Agreement alleged to have been breached or to be inaccurate, and shall give the Indemnitor a reasonable opportunity to participate in the defense thereof. Indemnitee shall provide Indemnitor with all information available to it regarding such claim, demand, action or right of action (whether or not it involves a third party).

                    (iv) Survival of Indemnification Provisions.  The
                         --------------------------------------
          indemnification provision set forth in this Paragraph 14(c) shall survive the Close of Escrow regardless of any investigation made by any of the parties hereto; provided, however, that the parties' respective indemnification obligations arising out of any breach of any covenant or warranty, or the inaccuracy of any representation, made by a party in or pursuant to this Agreement shall survive only with respect to claims made against the Indemnitor within the period that the underlying covenant, warranty or representation survives pursuant to this Agreement.

     15.  Remedies.
          --------

               (a) LIQUIDATED DAMAGES.  SUBJECT TO BUYER'S RIGHT TO HAVE THE
                   ------------------
     DEPOSIT RETURNED AS SET FORTH IN PARAGRAPH 3(a) OF THIS AGREEMENT, IF THE CLOSE OF ESCROW FAILS TO OCCUR FOR ANY REASON OTHER THAN SELLER'S DEFAULT HEREUNDER, THEN ESCROW HOLDER MAY BE INSTRUCTED BY SELLER TO CANCEL THE ESCROW AND SELLER SHALL THEREUPON BE RELEASED FROM ITS OBLIGATIONS HEREUNDER. BUYER AND SELLER AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE

     IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH SELLER'S DAMAGE BY REASON OF THE FAILURE OF ESCROW TO CLOSE AS AFORESAID. ACCORDINGLY, BUYER AND SELLER AGREE THAT IT WOULD BE REASONABLE AT SUCH TIME TO AWARD SELLER "LIQUIDATED DAMAGES" IN THE AMOUNT OF THE DEPOSIT AND OWNERSHIP AND POSSESSION OF THE PLANS AND REPORTS PURSUANT TO PARAGRAPH 24 BELOW.

               SELLER AND BUYER ACKNOWLEDGE AND AGREE THAT THE FOREGOING AMOUNT AND THE PLANS AND REPORTS ARE REASONABLE AS LIQUIDATED DAMAGES AND SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY IN LIEU OF ANY OTHER RELIEF, RIGHT OR REMEDY, AT LAW OR IN EQUITY, TO WHICH SELLER MIGHT OTHERWISE BE ENTITLED BY REASON OF THE FAILURE OF ESCROW TO CLOSE UNDER THIS AGREEMENT.
     ACCORDINGLY, SUBJECT TO PARAGRAPH 3(a) OF THIS AGREEMENT, IF THE CLOSE OF ESCROW FAILS TO OCCUR FOR ANY REASON OTHER THAN SELLER'S DEFAULT, SELLER MAY INSTRUCT THE ESCROW HOLDER TO CANCEL THE ESCROW, WHEREUPON SELLER SHALL BE RELIEVED FROM ALL LIABILITY HEREUNDER, AND, PROMPTLY FOLLOWING ESCROW HOLDER'S RECEIPT OF SUCH INSTRUCTION, ESCROW HOLDER SHALL (i) CANCEL THE ESCROW, AND (ii) DISBURSE TO SELLER THE DEPOSIT. WITHOUT LIMITING THE FOREGOING PROVISIONS OF THIS PARAGRAPH, SELLER WAIVES ANY AND ALL RIGHTS WHICH SELLER OTHERWISE WOULD HAVE HAD UNDER CALIFORNIA CIVIL CODE SECTION 3389, OR OTHERWISE, TO SPECIFICALLY ENFORCE THIS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, IN NO EVENT SHALL BUYER'S OBLIGATION TO INDEMNIFY SELLER PURSUANT TO PARAGRAPH 7(a)(iii) ABOVE BE LIMITED IN ANY MANNER. SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS PARAGRAPH 15 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

        --------------------------------        ------------------------------
               Seller's Initials                        Buyer's Initials

        --------------------------------
               Seller's Initials

        --------------------------------
               Seller's Initials

        --------------------------------
               Seller's Initials

        --------------------------------
               Seller's Initials

        --------------------------------
               Seller's Initials

        --------------------------------
               Seller's Initials

        --------------------------------
               Seller's Initials

        --------------------------------
               Seller's Initials

        --------------------------------
               Seller's Initials

        --------------------------------
               Seller's Initials


               (b) Buyer's Remedies.  Buyer and Seller hereby agree that, if the
                   ----------------
     sale contemplated by this Agreement is not completed as herein provided by reason of any default of Seller hereunder, then in addition to the return of the Deposit and the right to retain the Plans and Reports, Buyer shall be entitled to pursue any remedy available under this Agreement or available at law or in equity, including, without limitation, the right to specifically enforce this Agreement.

     16.  Damage or Condemnation Prior to Closing.
          ---------------------------------------

               (a) Material Damage.  In the event that prior to the Close of
                   ---------------
     Escrow, the Real Property, or a material portion thereof, is destroyed or materially damaged, Buyer shall have the right, exercisable by giving written notice to Seller within five (5) days after receipt of written notice of such damage or destruction, either (i) to terminate this Agreement, in which event the Deposit and all interest accrued thereon shall be immediately returned to Buyer, any other money or documents in Escrow shall be returned to the party depositing the same, and neither party hereto shall have any further rights or obligations hereunder, or
     (ii) to accept the Real Property or the Partnerships interests in their then condition and to proceed with the consummation of the transaction contemplated by this Agreement with an abatement or reduction in the Purchase Price equal to the amount of the deductible for the applicable insurance coverage, and to receive an assignment of all of Seller's rights to any insurance proceeds payable by reason of such damage or destruction. If Buyer elects to proceed under clause (ii) above, Seller shall not compromise, settle or adjust any claims to such proceeds without Buyer's prior written consent, which consent may be withheld in Buyer's sole and absolute discretion. For purposes of this Paragraph 16 destruction or damage of a "material portion" of the Real Property shall mean that the cost to correct such damage or destruction (for all of the Real Property) may exceed $2,169,000, as determined by Buyer and Seller in their reasonable discretion.

               (b) Non-Material Damage.  In the event that prior to the Close of
                   -------------------
     Escrow there is any non-material damage to the Real Property, or any part thereof, Buyer shall accept the Real Property or the Partnership interests in its their condition with an abatement or reduction in the Purchase Price equal to the amount of the deductible for the applicable insurance coverage and proceed with the transaction contemplated by this Agreement, in which event Buyer shall be entitled to an assignment of all of Seller's rights to any insurance proceeds payable by reason of such damage or destruction. Seller shall not compromise, settle or adjust any claims to such proceeds without Buyer's prior written consent, which consent may be withheld in Buyer's sole and absolute discretion.

               (c) Material Condemnation.  In the event that prior to the Close
                   ---------------------
     of Escrow, all or any material portion of the Real Property is subject to a taking by a public or governmental authority, Buyer shall have the right, exercisable by giving written notice to Seller within two (2) days after receiving written notice of such taking, either (i) to terminate this Agreement, in which event the Deposit and all interest accrued thereon shall be immediately returned to Buyer, any other money or documents in Escrow shall be returned to the party depositing the same, and neither party hereto shall have any further rights or obligations hereunder, or
     (ii) to accept the Real Property or the Partnership Interests in their then condition, without a reduction in the Purchase Price, and to receive an assignment of all of Seller's rights to any condemnation award or proceeds payable by reason of such taking. If Buyer elects to proceed under clause (ii) above, Seller shall not compromise, settle or adjust any claims to such award without Buyer's prior written consent, which consent may be withheld in Buyer's sole and absolute discretion. For the purposes of this Paragraph 16, a taking, as set forth herein, shall be deemed to be of a "material portion" of the Real Property if the value of the affected Real Property, or the decrease in the value of the remaining Real Property (for all of the Real Property), is in excess of $2,169,000 as determined by Buyer and Seller in their reasonable discretion.

               (d) Non-Material Condemnation.  In the event that prior to the
                   -------------------------
     Close of Escrow, any non-material portion of the Real Property is subject to a taking by any public or governmental authority, Buyer shall accept the Real Property in its then condition and proceed with the consummation of the transaction contemplated by this Agreement, in which event Buyer shall be entitled to an assignment of all of Seller's rights to any award or proceeds payable in connection with such taking. In the event of any such non-material taking, Seller shall not compromise, settle or adjust any claims to such award without Buyer's prior written consent, which consent may be withheld in Buyer's sole and absolute discretion.

     17. Notices. All notices or other communications required or permitted
         -------
hereunder shall be in writing, and shall be either (a) personally delivered, (b) sent by overnight mail for next business day delivery (Federal Express or the like), (c) sent by registered or certified mail, postage prepaid, return receipt requested, or (d) sent by fax; and shall be deemed received upon the earlier of
(i) if personally delivered on a business day, the date of delivery to the address of the person to receive such notice, (ii) if sent by overnight mail for next business day delivery, the business day following its deposit in such overnight mail facility, (iii) if mailed, two (2) business days after the date of posting by the United States post office, or (iv) if given by fax on a business day, the next business day when sent with confirmation of receipt. Any notice, request, demand, direction or other communication sent by fax must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing.


          To Buyer:          Prentiss Properties Acquisition Partners, L.P.
                             970 West 190th
                             Street, Suite 550
                             Torrance, California 90502
                             Attention:  Mr. David C. Robertson
                             Phone No.   (310) 323-8300
                             Fax No.     (310) 327-7714

          With a copy to:    Allen, Matkins, Leck, Gamble & Mallory LLP
                             18400 Von Karman, Fourth Floor
                             Irvine, California 92612-1597
                             Attention:  Gary S. McKitterick, Esq.
                             Phone No.   (714) 553-1313
                             Fax No.     (714) 553-8354

          To Seller:         c/o Newport National Corporation
                             5050 Avenida Encinas, Suite 350
                             Carlsbad, California 92008
                             Attention:  Mr. Scott Brusseau
                             Phone No.   (760) 438-4242
                             Fax No.     (760) 438-0046

          With a copy to:    Luce, Forward, Hamilton & Scripps LLP
                             600 W. Broadway, 26th Floor
                             San Diego, California  92101
                             Attention:  Robert D. Buell, Esq.
                             Phone No.   (619) 699-2539
                             Fax No.     (619) 232-8311

          To Seller:         Donald P. Shiley
                             P.O. Box 207
                             Pauma Valley, California  92016
                             Fax No. (760) 742-1413

          With a copy to:    Stradling, Yocca, Carlson and Rauth
                             660 Newport Center Drive, Suite 1600
                             Newport Beach, California  92660
                             Attention:  Bruce C. Stuart, Esq.
                             Phone No.   (714) 725-4000
                             Fax No.     (714) 725-4100

          With a copy to:    Mr. Kenneth Unruh
                             6397 La Jolla Scenic Drive South
                             La Jolla, California  92037
                             Phone No.   (619) 454-5100
                             Fax No.     (619) 454-8401

          To Escrow Holder:  Chicago Title Insurance Company
                             7616 LBJ Freeway, Suite 300
                             Dallas, Texas  75251-1106
                             Attention:  Debbie Stanley
                             Phone No.   (972) 934-0077
                             Fax No.     (972) 404-8731

Notice of change of address shall be given by written notice in the manner detailed in this Paragraph. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent.

     18.  Brokers.  Seller and Buyer represent to each other that no broker or
          -------
other agent was involved in the transaction contemplated by this Agreement; provided, however, if any broker commission, finder's fee or other payment is due in connection with Property No. 2, to NNC the Shiley Entities shall be responsible for the same. If any other claims for broker's or finders' fees or commissions for the consummation of this Agreement arise, then Buyer hereby agrees to indemnify, protect, save harmless and defend Seller from and against such claims if they are based upon any statement, representation or agreement made by Buyer, and Seller hereby agrees to indemnify, protect, save harmless and defend Buyer from and against such claims if they are based upon any statement, representation or agreement made by Seller.

     19.  Legal Fees.  In the event of the bringing of any action or suit by a
          ----------
party hereto against another party hereunder by reason of any breach of any of the covenants or agreements or any inaccuracies in any of the representations and warranties on the part of the other party arising out of this Agreement, then in that event, the prevailing party in such action or dispute, whether by final judgment or out of court settlement, shall be entitled to have and recover of and from the other party all costs and expenses of suit, including reasonable attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including reasonable attorneys' fees (collectively "Costs") incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, Costs shall include, without limitation, reasonable attorneys' fees, costs and expenses incurred in (i) post-judgment motions, (ii) contempt proceeding, (iii) garnishment, levy, and debtor and third party examination, (iv) discovery, and (v) bankruptcy litigation.

     20.  Assignment.  Seller may assign, transfer or convey its rights or
          ----------
obligations under this Agreement, provided that its assignee assumes in writing the obligations of Seller hereunder including, the obligation to distribute Units to each Unit Recipient. Buyer, without being relieved of liability hereunder and without obtaining Seller's consent, shall have the right to assign its rights and obligations hereunder to any affiliate of Buyer. In addition, Buyer, without being relieved of liability hereunder, and without obtaining Seller's consent, shall have the right to assign its rights and obligations hereunder in connection with Property No. 1 and Property No. 2 to any non-affiliate of Buyer.

     21.  Miscellaneous.
          -------------

               (a) Survival of Covenants.  The covenants, representations and
                   ---------------------
     warranties of both Buyer and Seller set forth in this Agreement shall survive the recordation of the Grant Deed and the Close of Escrow.

               (b) Required Actions of Buyer and Seller.  Buyer and Seller agree
                   ------------------------------------
     to execute such instruments and documents and to diligently undertake such actions as may be required in order to consummate the purchase and sale herein contemplated and shall use their commercially reasonable efforts to accomplish the Close of Escrow in accordance with the provisions hereof.

               (c) Computation of Time Periods.  If any date or time period
                   ---------------------------
     provided for in this Agreement is or ends on a Saturday, Sunday or federal, state or legal holiday, then such date shall automatically be extended through the next day which is not a Saturday, Sunday or federal, state or legal holiday.

               (d) Counterparts.  This Agreement may be executed in multiple
                   ------------
     counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument.

               (e) Captions.  Any captions to, or headings of, the paragraphs or
                   --------
     subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

               (f) No Obligations to Third Parties.  Except as otherwise
                   -------------------------------
     expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto.

               (g) Exhibits.  The Exhibits attached hereto are hereby
                   --------
     incorporated herein by this reference for all purposes.

               (h) Amendment to this Agreement.  The terms of this Agreement may
                   ---------------------------
     not be modified or amended except by an instrument in writing executed by each of the parties hereto.

               (i) Waiver.  The waiver or failure to enforce any provision of
                   ------
     this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof.

               (j) Applicable Law.  This Agreement shall be governed by and
                   --------------
     construed in accordance with the laws of the State of California.

               (k) Fees and Other Expenses.  Except as otherwise provided
                   -----------------------
     herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement.

               (l) Entire Agreement.  This Agreement supersedes any prior
                   ----------------
     agreements, negotiations and communications, oral or written, and contains the entire agreement between Buyer and Seller as to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby.

               (m) Successors and Assigns.  Subject to the restrictions set
                   ----------------------
     forth in Paragraph 20 hereof, this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

               (n) Construction.  The parties hereto hereby acknowledge and
                   ------------
     agree that (i) each party hereto is of equal bargaining strength, (ii) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (iii) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relative to any and all matters contemplated under this Agreement, (iv) each such party and such party's counsel and advisors have reviewed this Agreement, (v) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, and (vi) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto.

               (o) Joint and Several Liability.  Each of the Sellers shall be
                   ---------------------------
     jointly and severally liable for the obligations of Sellers under this Agreement. However, the Shiley Entities shall have no liability (i) under Paragraphs 14(a)(ii) through 14(a)(x), 14(a)(xii), (except for the affirmative obligation to file Tax Returns set forth in Paragraph 14(a)(xii)) 14(a)(xiii) or 14(a)(xviii) hereof or (ii) for the representations and warranties made solely by the NNC Entities.

               (p) Confidentiality.  Buyer and Seller acknowledge that it is in
                   ---------------
     the best interest of Buyer and Seller to maintain the confidentiality of the terms and provisions of this Agreement and the materials relating hereto. Except as otherwise provided herein, neither party shall disclose any of the terms or provisions of this Agreement to any third party other than such party's contractors, agents, and prospective and actual investors and lenders of either party, nor shall either party issue any press releases or make any public statements relating to this Agreement until after the Close of Escrow except (i) to the extent required by any applicable statute, law, regulation, governmental authority or court order, or (ii) in connection with any arbitration or litigation that may arise between the parties in connection with the transaction contemplated by this Agreement.

     22.  Seller's Activities.  Seller acknowledges that Buyer has incurred
          -------------------
costs and expenses in negotiating and entering into this Agreement. Accordingly, during the Escrow period Seller shall not conduct negotiations or provide information regarding the Property or enter into any agreement with respect to the sale, exchange or transfer of the Property, with any party other than Buyer.

     23.  Plans and Reports.  If, for any reason whatsoever, Buyer terminates
          -----------------
this Agreement, Seller may elect to have Buyer assign to Seller all of Buyer' rights, title and interests to feasibility studies, including audits prepared by Coopers & Lybrand, Buyer's financial models, analyses, economic reports, marketing studies, maps, surveys, environmental reports, civil and soil engineering reports, site plans, plans and specifications relating to the Improvements on all of the Properties and any and all other plans, reports and other documents or work relating to any and all of the Properties including but not limited to, Latitude 33's ALTA surveys of the Property, and the physical inspection reports and environmental reports prepared by Building Analytics prepared by or for Buyer, including all land use and other governmental approvals and applications therefor ("Plans and Reports"), completed to Buyer's reasonable satisfaction, with all costs and fees relating thereto fully paid (i.e., at no cost or expense to Seller). Seller agrees that Buyer makes no warranty to Seller as to the accuracy of such Plans and Reports, and Seller agrees to indemnify Buyer for all costs, expenses, claims, liabilities, losses, damages, arising out of or in connection with Seller, its agents or successors using or relying on the Plans and Reports if Seller elects to have Buyer assign them to Seller. Buyer agrees to deliver any and all such Plans and Reports, paid for in full, to Seller within three (3) days after Buyer's receipt of Seller's written notice regarding Seller's election to have Buyer deliver the same. Buyer agrees to execute any reasonable assignment documents prepared by Seller within five (5) days of Seller's request.

In addition, Buyer agrees to return any and all of the Documents and Materials to Seller within five (5) days of termination.

     24.  Definitions.  For the purposes of this Agreement, the following
          -----------
definitions shall apply:

               (a) "Company" means Prentiss Properties Trust, a Maryland real estate investment trust.

               (b) "OP General Partner" means Prentiss Properties I, Inc., a Delaware corporation.

               (c) "Operating Partnership" means Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership.

               (d) "Partnership Agreement" means the Second Amended and Restated Agreement of Limited Partnership of Prentiss Properties Acquisition Partners, L.P. as the same may be amended from time to time.

               (e) "Unit Recipient" means a Seller or a partner or member of Seller who will receive Units pursuant to Paragraph 3 hereof.

               (f) "Units" means "Seller Units" in the Operating Partnership, as defined and described in the Operating Partnership's Partnership Agreement.

               (g) "Registration Rights Agreement" means the agreement in the form of Exhibit "P" attached hereto and incorporated herein.
             -----------

     25.  Extension for Property No. 2.  Buyer and Seller acknowledge that
          ----------------------------
Property No. 2 may be affected by certain Hazardous Materials (as defined in Paragraph 14(a)(vi) hereof), and notwithstanding anything in this Agreement to the contrary, provided that the Close of Escrow occurs for the other Properties (not including Property No. 7) , Buyer shall have until 5:00 pm on the date which is sixty (60) days after the Close of Escrow for the other Properties (not including Property No. 7) to approve or disapprove, in Buyer's sole and absolute discretion, the environmental condition of Property No. 2, including, but not limited to, the results of any investigations, tests, or studies relating to any Hazardous Materials affecting Property No. 2. If Buyer approves of Property No. 2 pursuant to this Paragraph 25, the Close of Escrow for Property No. 2 shall occur as provided for in Paragraph 4(c) hereof. If Buyer disapproves of Property No. 2 pursuant to this Paragraph 25, this Agreement shall be deemed to be terminated as it relates to Property No. 2, and neither Buyer nor Seller shall have any further rights or obligations under this Agreement in connection with Property No. 2.

     26.  Lease Indemnities.
          -----------------

               (a) Sellers hereby agree to indemnify, protect, defend (with counsel chosen by Buyer) and hold harmless Buyer from and against any and all liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys' fees) which Buyer may incur under the Leases and contracts affecting Property No. 3 through Property No. 11, inclusive from any and all claims and demands whatsoever which may be asserted against Buyer by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained therein, to the extent such claims or demands are attributable to the period prior to the Close of Escrow.

               (b) Buyer hereby agrees to indemnify, protect, defend (with counsel chosen by Sellers) and hold Sellers harmless from and against any and all liability, loss, damage or expense (including, without limitation, reasonable attorneys' fees) which Sellers may incur under the Leases and contracts affecting Property No. 3 through Property No. 11, inclusive from any and all claims whatsoever which may be asserted against Sellers by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained therein, to the extent such claims or demands are attributable to the period after the Close of Escrow.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

     "BUYER"                   PRENTISS PROPERTIES ACQUISITION
                               PARTNERS, L.P., a Delaware limited partnership

                               By: PRENTISS PROPERTIES I, INC., a Delaware
                               corporation, its sole general partner

                               By:  /s/ DAVID C. ROBERTSON
                                   --------------------------------------------
                                   Name:
                                         --------------------------------------
                                   Title:
                                         --------------------------------------


     "SELLER"                  1.  SHADOWRIDGE PLAZA

                               DONALD P. SHILEY and DARLENE VICKI
                               SHILEY, Co-Trustees of the D-D Shiley Trust established March 15, 1984 by Donald P. Shiley and Darlene Vicki Shiley, Trustors, doing business as Shadowridge Plaza

                               By:  /s/ DONALD P. SHILEY
                                   --------------------------------------------
                                   Donald P. Shiley, Co-Trustee


                               By:  /s/ DARLENE VICKI SHILEY
                                   --------------------------------------------
                                   Darlene Vicki Shiley, Co-Trustee

                              2.      SORIN BIOMEDICAL

                                    /s/ DONALD PEARCE SHILEY
                                  ---------------------------------------------
                                  Donald Pearce Shiley, Trustee of the Shiley
                                  Family Trust (Trust B) dated July 14, 1972,
                                  Trustee

                              3.  SHADOWRIDGE BUSINESS CENTER

                              SHADOWRIDGE BUSINESS CENTER, a
                              California Limited Partnership


                              By: Newport National Corporation, a California Corporation, General Partner


                                    By: /s/ SCOTT R. BRUSSEAU
                                       ----------------------------------------
                                       Scott R. Brusseau, President


                                    By: /s/ JEFFRY A. BRUSSEAU
                                       ----------------------------------------
                                       Jeffry A. Brusseau, Secretary


                              By: /s/ F.M. BRUSSEAU
                                 ----------------------------------------------
                                 F.M. Brusseau, Trustee of the F.M. (Bruce)
                                 Brusseau Trust, established September 17, 1985, General Partner


                              By: /s/ SCOTT R. BRUSSEAU
                                 ----------------------------------------------
                                 Scott R. Brusseau, General Partner


                              By: /s/ JEFFRY A. BRUSSEAU
                                 ----------------------------------------------
                                 Jeffry A. Brusseau, General Partner


                              By: /s/ DONALD P. SHILEY
                                 ----------------------------------------------
                                 Donald P. Shiley, Co-Trustee of the D-D Shiley Trust, established March 15, 1984, by Donald P. Shiley and Darlene Vicki Shiley, Trustors, General Partner

                              By: /s/ DARLENE VICKI SHILEY
                                 --------------------------------------------
                                 Darlene Vicki Shiley, Co-Trustee of the D-D
                                 Shiley Trust, established March 15, 1984, by
                                 Donald P. Shiley and Darlene Vicki Shiley,
                                 Trustors, General Partner


                              By: /s/ DONALD PEARCE SHILEY
                                 ---------------------------------------------
                                 Donald Pearce Shiley, Trustee of the Shiley
                                 Family Trust (Trust B) dated July 14, 1972,
                                 Limited Partner

                              4.  SIMPSON BUSINESS PARK

                              SIMPSON WAY ASSOCIATES, a
                              California Limited Partnership


                              By: /s/ F.M. BRUSSEAU
                                 ----------------------------------------------
                                 F.M. Brusseau, Trustee of the F.M. (Bruce)
                                 Brusseau Trust, established September 17, 1985, General Partner


                              By: /s/ DONALD PEARCE SHILEY
                                 ----------------------------------------------
                                 Donald Pearce Shiley, Trustee of the Shiley
                                 Family Trust (Trust B) dated July 14, 1972,
                                 Limited Partner

                              ELLIOTT INVESTMENT COMPANY, a
                              California limited partnership


                              By: /s/ ROBERT A. ELLIOTT
                                 ----------------------------------------------
                                 Robert A. Elliott
                                 General Partner


                              CONSENT: /s/ D. KENT DAHLKE
                                      ------------------------------------------
                                      D. Kent Dahlke

                              5.       SYCAMORE BUSINESS CENTER

                              SYCAMORE INVESTMENTS, a
                              California General Partnership


                              By: /s/ F.M. BRUSSEAU
                                 ----------------------------------------------
                                 F.M. Brusseau, Trustee of the F.M. (Bruce)
                                 Brusseau Trust, established September 17, 1985, Partner


                              By: /s/ DONALD P. SHILEY
                                 ----------------------------------------------
                                 Donald P. Shiley, Co-Trustee of the D-D Shiley Trust, established March 15, 1984, by Donald P. Shiley and Darlene Vicki Shiley, Trustors, Partner


                              By: /s/ DARLENE VICKI SHILEY
                                 ---------------------------------------------
                                 Darlene Vicki Shiley, Co-Trustee of the D-D
                                 Shiley Trust, established March 15, 1984, by
                                 Donald P. Shiley and Darlene Vicki Shiley,
                                 Trustors, Partner


                              By: /s/ DONALD PEARCE SHILEY
                                 ---------------------------------------------
                                 Donald Pearce Shiley, Trustee of the Shiley
                                 Family Trust (Trust B) dated July 14, 1972,
                                 Partner

                              6.  COPPERWOOD CENTER

                              COPPERWOOD LEASING CO., a
                              California Limited Partnership


                              By:  Newport National Corporation, a
                                   California Corporation, General Partner


                                    By: /s/ SCOTT R. BRUSSEAU
                                       ----------------------------------------
                                       Scott R. Brusseau, President


                                    By: /s/ JEFFRY A. BRUSSEAU
                                       ----------------------------------------
                                       Jeffry A. Brusseau, Secretary


                              By: /s/ F.M. BRUSSEAU
                                 ----------------------------------------------
                                 F.M. Brusseau, Trustee of the F.M. (Bruce)
                                 Brusseau Trust, established September 17, 1985, General Partner


                              By: /s/ DONALD P. SHILEY
                                 ----------------------------------------------
                                 Donald P. Shiley, Co-Trustee of the D-D Shiley Trust, established March 15, 1984, by Donald P. Shiley and Darlene Vicki Shiley, Trustors, General Partner


                              By: /s/ DARLENE VICKI SHILEY
                                 ----------------------------------------------
                                 Darlene Vicki Shiley, Co-Trustee of the D-D
                                 Shiley Trust, established March 15, 1984, by
                                 Donald P. Shiley and Darlene Vicki Shiley,
                                 Trustors, General Partner


                              By: /s/ DONALD P. SHILEY
                                 -----------------------------------------------
                                 Donald P. Shiley, Co-Trustee of the D-D Shiley Trust, established March 15, 1984, by Donald P. Shiley and Darlene Vicki Shiley, Trustors, Limited Partner


                              By: /s/ DARLENE VICKI SHILEY
                                 ----------------------------------------------
                                 Darlene Vicki Shiley, Co-Trustee of the D-D
                                 Shiley Trust, established March 15, 1984, by
                                 Donald P. Shiley and Darlene Vicki Shiley,
                                 Trustors, Limited Partner

                              By: /s/ DONALD PEARCE SHILEY
                                 -------------------------------------------
                                 Donald Pearce Shiley, Trustee of the Shiley
                                 Family Trust (Trust B) dated July 14, 1972,
                                 Limited Partner


                              CONSENT: /s/ D. KENT DAHLKE
                                      --------------------------------------
                                      D. Kent Dahlke

                              7.       PACIFIC CORPORATE CENTER

                              PALOMAR VENTURE, a
                              California Limited Partnership

                              By:   Newport National Corporation, a
                                    California Corporation, General Partner


                                    By: /s/ SCOTT R. BRUSSEAU
                                       ----------------------------------------
                                       Scott R. Brusseau, President


                                    By: /s/ JEFFRY A. BRUSSEAU
                                       ----------------------------------------
                                       Jeffry A. Brusseau, Secretary


                              By: /s/ F.M. BRUSSEAU
                                 ----------------------------------------------
                                 F.M. Brusseau, Trustee of the F.M. (Bruce)
                                 Brusseau Trust, established September 17, 1985, General Partner



                              By: /s/ DONALD P. SHILEY
                                 ----------------------------------------------
                                 Donald P. Shiley, Co-Trustee of the D-D Shiley Trust, established March 15, 1984, by Donald P. Shiley and Darlene Vicki Shiley, Trustors, General Partner


                              By: /s/ DARLENE VICKI SHILEY
                                 ----------------------------------------------
                                 Darlene Vicki Shiley, Co-Trustee of the D-D
                                 Shiley Trust, established March 15, 1984, by
                                 Donald P. Shiley and Darlene Vicki Shiley,
                                 Trustors, General Partner


                              By: /s/ DONALD PEARCE SHILEY
                                 ----------------------------------------------
                                 Donald Pearce Shiley, Trustee of the Shiley
                                 Family Trust (Trust B) dated July 14, 1972,
                                 Limited Partner

                              8.  VIA DEL CAMPO COURT

                              RANCHO BERNARDO ASSOCIATES,
                              a California General Partnership

                              By: Newport National Corporation, a California Corporation, General Partner


                                    By: /s/ SCOTT R. BRUSSEAU
                                       ----------------------------------------
                                       Scott R. Brusseau, President


                                    By: /s/ JEFFRY A. BRUSSEAU
                                       ----------------------------------------
                                       Jeffry A. Brusseau, Secretary


                              By: /s/ SCOTT R. BRUSSEAU
                                 ----------------------------------------------
                                 Scott R. Brusseau, General Partner


                              By: /s/ JEFFRY A. BRUSSEAU
                                 ----------------------------------------------
                                 Jeffry A. Brusseau, General Partner


                              By: /s/ DONALD P. SHILEY
                                 ----------------------------------------------
                                 Donald P. Shiley, Co-Trustee of the D-D Shiley Trust, established March 15, 1984, by Donald P. Shiley and Darlene Vicki Shiley, Trustors, General Partner


                              By: /s/ DARLENE VICKI SHILEY
                                 ----------------------------------------------
                                 Shiley Trust, established March 15, 1984, by
                                 Donald P. Shiley and Darlene Vicki Shiley,
                                 Trustors, Partner

                              9.  EASTSIDE NEWPORT CENTER

                              EASTSIDE ASSOCIATES, a
                              California Limited Partnership


                              By: Newport National Corporation, a California Corporation, General Partner


                                    By: /s/ SCOTT R. BRUSSEAU
                                       -----------------------------------------
                                       Scott R. Brusseau, President


                                    By: /s/ JEFFRY A. BRUSSEAU
                                       -----------------------------------------
                                       Jeffry A. Brusseau, Secretary


                              By: /s/ DONALD P. SHILEY
                                 ----------------------------------------------
                                 Donald P. Shiley, Co-Trustee of the D-D Shiley Trust, established March 15, 1984, by Donald P. Shiley and Darlene Vicki Shiley, Trustors, General Partner


                              By: /s/ DARLENE VICKI SHILEY
                                 -----------------------------------------------
                                 Darlene Vicki Shiley, Co-Trustee of the D-D
                                 Shiley Trust, established March 15, 1984, by
                                 Donald P. Shiley and Darlene Vicki Shiley,
                                 Trustors, General Partner


                              By: /s/ F.M. BRUSSEAU
                                 -----------------------------------------------
                                 F.M. Brusseau, Trustee of the F.M. (Bruce)
                                 Brusseau Trust, established September 17, 1985, General Partner


                              By: /s/ SCOTT R. BRUSSEAU
                                 -----------------------------------------------
                                 Scott R. Brusseau, General Partner


                              By: /s/ JEFFRY A. BRUSSEAU
                                 -----------------------------------------------
                                 Jeffry A. Brusseau, General Partner


                              By: /s/ DONALD PEARCE SHILEY
                                 -----------------------------------------------
                                 Donald Pearce Shiley, Trustee of the Shiley
                                 Family Trust (Trust B) dated July 14, 1972,
                                 Limited Partner

                              10.  THE CAMPUS

                              THE CAMPUS, LLC., a
                              California Limited Liability Company

                              By:  Newport National Corporation,
                                   a California corporation,
                                   Member Manager


                                    By: /s/ SCOTT R. BRUSSEAU
                                       ----------------------------------------
                                       Scott R. Brusseau, President


                                    By: /s/ JEFFRY A. BRUSSEAU
                                       ----------------------------------------
                                       Jeffry A. Brusseau, Secretary


                              By: /s/ SCOTT R. BRUSSEAU
                                 ----------------------------------------------
                                 Scott R. Brusseau, Member


                              By: /s/ JEFFRY A. BRUSSEAU
                                 ----------------------------------------------
                                 Jeffry A. Brusseau, Member


                              By: /s/ F.M. BRUSSEAU
                                 ----------------------------------------------
                                 F.M. Brusseau, Trustee of the F.M. (Bruce)
                                 Brusseau Trust, established September 17, 1985, Member


                              By: /s/ DONALD P. SHILEY
                                 ----------------------------------------------
                                 Donald P. Shiley, Co-Trustee of the D-D Shiley Trust, established March 15, 1984, by Donald P. Shiley and Darlene Vicki Shiley, Trustors, Member


                              By: /s/ DARLENE VICKI SHILEY
                                 ----------------------------------------------
                                 Darlene Vicki Shiley, Co-Trustee of the D-D
                                 Shiley Trust, established March 15, 1984, by
                                 Donald Pearce Shiley and Darlene Vicki Shiley, Trustors, Member

                              11.  LA TERRAZA DEVELOPMENT SITE

                              LA TERRAZA, a California General Partnership

                              By: Newport National Corporation, a California Corporation, General Partner

                                    By: /s/ SCOTT R. BRUSSEAU
                                       ---------------------------------------
                                       Scott R. Brusseau, President


                                    By: /s/ JEFFRY A. BRUSSEAU
                                       ---------------------------------------
                                       Jeffry A. Brusseau, Secretary


                                    By: /s/ DONALD PEARCE SHILEY
                                       ---------------------------------------
                                       Donald Pearce Shiley, Trustee of the
                                       Shiley Family Trust (Trust B) dated
                                       July 14, 1972, General Partner

                   JOINDER BY COMPANY AND OP GENERAL PARTNER
                   -----------------------------------------

          The undersigned join in this agreement to evidence their consent to the provisions hereof and to confirm the representations, warranties and certifications contained in this agreement which are expressly stated to be made by them by their joinder.

                                  PRENTISS PROPERTIES TRUST, a
                                  Maryland Real Estate Investment Trust

                                  By: /s/ DAVID C. ROBERTSON
                                     ------------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                          -------------------------------

                                  PRENTISS PROPERTIES I, INC., a Delaware
                                  Corporation

                                  By: /s/ DAVID C. ROBERTSON
                                     ------------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                          -------------------------------

Acceptance by Escrow Holder:

          _______________________________ hereby acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions and agrees to act as Escrow Holder thereunder and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder.

Dated:  February 5, 1998           _______________________________________

                                   By: /s/ Sharon L. Cooper
                                      -------------------------------------
                                      Its:  Authorized Agent